                                                                   EXHIBIT 10.10

                                LICENSE AGREEMENT

      This License Agreement (the "Agreement") is entered into as of August 28, 2001 (the "Effective Date") among JAMES N. CAMPBELL, M.D., RICHARD A. MEYER, M.S. and MARCO PAPPAGALLO, M.D. (collectively hereafter, the "Inventors"), and ALGORX PHARMACEUTICALS, INC., a Delaware corporation ("AlgoRx").

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

      1.1 Definitions. When used in this Agreement, the following terms will have the following meanings:

            1.1.1 "Affiliate" means, as to any person, another person controlled by, under common control with, or controlling such person. For these purposes, "control" means (a) the possession, directly or indirectly, of the power to direct the management or policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of a person or entity, or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.

            1.1.2 "Field of Use" means any human or non-human diagnostic, prophylactic or therapeutic use of the Licensed Patents and Licensed Technology.

            1.1.3 "Improvements" means all patentable and non-patentable inventions, discoveries, technology and information of any type whatsoever, including without limitation compounds, methods, processes, clinical information, knowledge, experience and know-how which utilize, incorporate, derive from, or are based on the Licensed Technology or which could not be conceived, developed or reduced to practice but for the use of the Licensed Technology.

            1.1.4 "Licensed Patents" means U.S. Patent Application No. 09/041294 (U.S. Patent No. 5,962,532) together with all applications and patents, U.S. and foreign, claiming priority or benefit directly or indirectly therefrom, including the applications and patents set out in Exhibit 1.1.4, and any applications or patents relating to Improvements developed by the Inventors, including those added to Exhibit 1.1.4 pursuant to Section 2.5.

            1.1.5 "Licensed Product(s)" means any product(s) developed, manufactured or sold by AlgoRx or its sublicensees which make use of the Licensed Technology.

            1.1.6 "Licensed Services" means any services performed by AlgoRx or its sublicensees which make use of the Licensed Technology.

            1.1.7 "Licensed Technology" means all know-how, proprietary knowledge, information and expertise possessed or developed by the Inventors or to which the Inventors have acquired or will acquire rights, embodied in or relating to the Licensed Patents and the use of capsaicin and its analogues for any therapeutic indication except the topical application of capsaicin and its analogues to the skin, and includes the Licensed Patents, any Improvements to which any of the Inventors have rights at the Effective Date and any Improvements developed by

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

the Inventors, or to which any of the Inventors acquire rights during the term of this Agreement, but does not include U.S. Patent No. 6,248,788, certain rights to which are licensed to AlgoRx from Dr. Marco Pappagallo under a separate License Agreement of even date herewith between Dr. Pappagallo and AlgoRx.

            1.1.8 "Losses" means claims, losses, liabilities, damages, fines, penalties, costs and expenses (including, without limitation, interest which may be imposed in connection therewith), expenses of investigation, reasonable fees and disbursements of counsel and of other experts with respect to any action, proceeding, investigation or claim.

            1.1.9 "Net Sales" means revenue from sales of any Licensed Products or provision of any Licensed Services, net of the following deductions when applicable and separately invoiced: cash, trade, or quantity discounts; sales, use, or other excise taxes (but not income or franchise taxes of AlgoRx or its sublicensees) or tariffs or import/export duties imposed upon particular sales or services; transportation charges; and rebates, allowances or credits to customers because of rejections, recalls or returns.

            1.1.10 "Product Covered by a Valid Claim" means any Licensed Product the manufacture, use or sale of which, but for the license granted hereunder, would infringe any Valid Claim. For purposes of this Agreement, Products Covered by Valid Claims will be interpreted on a country or other political jurisdiction-by-country or other political jurisdiction basis and on a day-by-day basis within each country or other political jurisdiction.

            1.1.11 "Service Covered by a Valid Claim" means any Licensed Service the performance of which, but for the license granted hereunder, would infringe any Valid Claim. For purposes of this Agreement, Services Covered by Valid Claims will be interpreted on a country or other political jurisdiction-by-country or other political jurisdiction basis and on a day-by-day basis within each country or other political jurisdiction.

            1.1.12 "Valid Claim" means a claim of a Licensed Patent which has not expired nor been held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which is not admitted by the Inventors to be invalid or unenforceable through reissue, disclaimer or otherwise.

      1.2 Interpretation. Unless the context otherwise requires, the following rules of interpretation will apply:

            1.2.1 Certain Words. The words "herein," "hereof," "therein," "thereof" and words of similar import refer to the document as a whole and not to the particular phrase, clause, sentence, paragraph, section or division of the document in which such word is used.

            1.2.2 Singular, Plural, Etc. Words in the singular include the plural and words in the plural include the singular, and words expressed in one gender (whether masculine, feminine or neuter) include all other genders.

            1.2.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

                                   ARTICLE 2
                                    LICENSE

      2.1 Grant Of License. Subject to the license (the "JHU License") granted by the Inventors to The Johns Hopkins University ("JHU") dated March 29, 1998 for non-profit purposes, a full and complete copy of which JHU License, as if effect at the Effective Date, the Inventors have provided to AlgoRx, the Inventors hereby grant, jointly and severally, to AlgoRx an exclusive (subject to the last clause of this Section 2.1), worldwide and perpetual license to use, license or otherwise exploit the Licensed Technology in the Field of Use, to develop, have developed, make, have made, use, import and sell, have sold and offer for sale Licensed Products and perform Licensed Services, with the right (subject to compliance with Section 2.4) to sublicense with respect to any or all of such recited purposes, provided that such rights as to know-how, proprietary knowledge, information and expertise contained within the Licensed Technology that does not relate solely to the Licensed Patents is licensed hereunder on a nonexclusive basis.

      2.2 Sublicense To The Inventors, Certain Limitations. AlgoRx hereby grants to the Inventors, jointly and severally, a paid-up, non-exclusive license, which will terminate when this Agreement terminates, to use the Licensed Technology in the United States, solely for the purposes of research and development, without the right to commercialize, and subject to the obligations of the Inventors under this Agreement. With reference to Section 5.3, AlgoRx acknowledges that Dr. Campbell and Mr. Meyer are at the Effective Date conducting at JHU, and may after the Effective Date in the course of their duties at JHU may conduct at JHU, and Dr. Pappagallo is at the Effective Date conducting, and may after the Effective Date in the course of his duties at New York University ("NYU") conduct, certain basic academic research with respect to the use of capsaicin and its analogues for pain relief. Subject to Section 5.3, each Inventor will exercise his rights under such license, and conduct such research and development, only under and pursuant to a Scientific Advisory Board Agreement with AlgoRx, or a Consulting Agreement with AlgoRx, or otherwise only in such a manner that will not give rise to rights of third parties, such as universities, institutions, or any governmental agency (except to the extent that, as to Dr. Campbell and Mr. Meyer, JHU may have any such rights pursuant to Section 5.3, and as to Dr. Pappagallo, NYU may have any such rights under the relevant intellectual property policies of NYU pursuant to Section 5.3), in any Improvements resulting from such research and development activities by such Inventor, and specifically will use his best efforts to not make use of resources belonging to institution, organization or entity other than JHU, in the case of Dr. Campbell and Mr. Meyer, and NYU, in the case of Dr. Pappagallo, in the course of such Inventor's work towards Improvements and other development of the Licensed Technology.

      2.3 General Obligations Of AlgoRx. As consideration for the license granted to it pursuant to Section 2.1. AlgoRx will use its commercially reasonable efforts, based on the good faith judgment of AlgoRx's Board of Directors, exercised consistently with AlgoRx's overall business needs and goals as determined by its Board of Directors, to develop and commercialize the Licensed Technology.

      2.4 Sublicensing. Any sublicense granted by AlgoRx under this Agreement will provide that such sublicense will terminate automatically upon termination of this Agreement, will be consistent with the terms of this Agreement, and will provide the Inventors with the rights to require records and to perform audits. In each sublicense, the Inventors will be expressly identified as an intended third party beneficiary. AlgoRx will notify the Inventors in

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

writing promptly after any sublicense is granted hereunder by AlgoRx and will provide each Inventor with a complete copy of any such sublicense. AlgoRx will be responsible for collection from AlgoRx's sublicensees of all royalty amounts that are due from AlgoRx to the Inventors by AlgoRx in respect of such sublicenses, and for remitting to the Inventors such royalty payment amounts together with a report setting out Net Sales and royalty calculations relating to each relevant sublicense within the same time periods as specified in Article
3. AlgoRx will use its commercially reasonable diligent efforts to collect royalties from its sublicensees and will not be deemed to be in breach of this Agreement for any failure of any of its non-Affiliate sublicensees to pay royalties due from such sublicensee to AlgoRx for so long as AlgoRx is using its commercially reasonable diligent efforts to collect such royalties and reports on the status of such collection efforts in the reports provided pursuant to
Section 3.5.3.

      2.5 General Obligations Of The Inventors. The Inventors will (a) promptly inform AlgoRx in writing of any Improvements in the Licensed Technology by any or all of them, whether patentable or not and (b) cooperate in periodically revising Exhibit 1.1.4 hereto to include in the list of Licensed Patents any new patents and/or applications prosecuted by the Inventors individually or collectively in accordance with Section 5.8 with respect to the Licensed Technology, such revision to occur at least once a year during the term hereof. The Inventors will provide commercially reasonable assistance to transfer the data and know-how necessary for AlgoRx to begin development of the Licensed Technology. None of the Inventors will have any obligation to make, or to attempt to make, any Improvements in the Licensed Technology, and no payments will be made to any of them, by AlgoRx pursuant to this Agreement as consideration for any efforts by them to make such Improvements, and all amounts paid and all Options, as hereinafter defined, provided to them by AlgoRx pursuant to this Agreement will be solely in consideration for the license granted to AlgoRx pursuant to Section 2.1.

                                    ARTICLE 3
                          ROYALTY PAYMENTS AND REPORTS

      3.1 Payments. All amounts required to be paid by AlgoRx to the Inventors under this Agreement are aggregate amounts to be paid to the Inventors collectively and do not represent amounts to be paid to each Inventor individually. The Inventors may, by written notice signed by each Inventor, designate an agent authorized to receive payment on their behalf, or require AlgoRx to make such other commercially reasonable payment arrangements as may be agreeable to the Inventors and acceptable to AlgoRx, acting reasonably, as the parties will agree in writing in order to be effective. In the absence of such written instructions, AlgoRx will make all royalty and other payments pursuant to this Agreement to Dr. James N. Campbell as agent for the Inventors, and any payment so made to Dr. Campbell will discharge AlgoRx's obligation to make such payment to the Inventors. Dr. Campbell will remit to the other Inventors such amounts, from the amounts Dr. Campbell receives from AlgoRx hereunder, as the Inventors agree in writing among themselves; a copy of any such written agreement will be delivered to AlgoRx promptly after it becomes effective, and will be considered as Confidential Information of the relevant Inventor(s) under
Article 8 Until changed by the Inventors by such unanimous written agreement among them, the amounts received by Dr. Campbell from AlgoRx under this Article 3 will be divided among the Inventors one-third (1/3) to each Inventor, with Dr. Campbell having the authority to determine rounding down amounts to afford as even a distribution among the Inventors as possible. If, absent written agreement among the Inventors otherwise, at any time during the term hereof Dr. Campbell is unable to serve in such agent capacity for the other Inventors by reason of his death or disability, or declines so to serve at any

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

time by a written resignation from such responsibility delivered to the other Inventors and to AlgoRx, then Dr. Pappagallo will thereupon automatically replace Dr. Campbell in such role, and if Dr. Pappagallo becomes unable to serve, the Mr. Meyer will replace him in such role, and in the event of either such replacement all references in this Section 3.1 to "Dr. Campbell" automatically will be deemed to refer to such relevant replacement.

      3.2 Milestone Royalty Payment. The following milestone royalty payments will be paid by AlgoRx to the Inventors:

                                                                Amount of Milestone
                  Milestone                                       Royalty Payment
                  ---------                                       ---------------
Execution and delivery of this Agreement
by all parties hereto:                                             $   50,000.00

Grant of European patent EP 0998288A:                              $   25,000.00

Grant of a Japanese patent on the Licensed
Technology:                                                        $   25,000.00

First administration to a subject of a drug,
using Licensed Technology, in an
FDA-approved Phase I clinical trial:                               $  125,000.00

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase III
clinical trial or other FDA-approved clinical trial
than can, under FDA regulations, result in FDA approval
for commercial use, application or marketing of
the first Licensed Product in the Field of Use:                    $  200,000.00

FDA approval for commercial use,
application or marketing of the first Licensed
Product in the Field of Use:                                       $  350,000.00
                                                                   -------------
Total Milestone Royalties                                          $  775,000.00
                                                                   =============

      Milestone royalty payments will be paid, in accordance with Section 3.1, within thirty (30) days after the date upon which the relevant milestone has been achieved.

      3.3 Running Royalties. In addition to the milestone royalty payments provided for in Section 3.2, AlgoRx will pay a running royalty to the Inventors of one and one-half percent (1.5%) of Net Sales by AlgoRx and its sublicensees in the United States and in each other country or other political jurisdiction in which the Licensed Products are Products Covered by a Valid Claim or the Licensed Services are Services Covered by a Valid Claim, as to each such country or other political jurisdiction only during such periods of time as such Licensed Products are, within such relevant country or other political jurisdiction, Products Covered by a Valid Claim and/or such Licensed Services are Services Covered by a Valid Claim. Such running royalty payments will be paid quarterly in arrears, within sixty (60) days after the end of each

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

calendar quarter during the term hereof in which such Net Sales occurred. Each such payment will be accompanied by the reports provided for in Section 3.5.3. The obligation to pay royalties to the Inventors pursuant to this Article 3 is imposed only once with respect to the same unit of Licensed Product or the same Licensed Services regardless of the number of Licensed Patents pertaining thereto, and will be payable only with respect to the final sale of the Licensed Products or rendering of Licensed Services to the end user, and will not be payable on intermediate transactions, such as sales by AlgoRx of Licensed Products to its Affiliates or to distributors.

      3.4 Manner Of Payment. AlgoRx will make all payments required under this Agreement in the United States in United States dollars. Amounts due on the sale of Licensed Products outside the United States will be converted into United States dollars using the average rate of exchange for the applicable currency quoted in The Wall Street Journal for the last business day of the relevant quarter.

      3.5 Reports. AlgoRx will deliver to the Inventors the following reports during the term of this Agreement, each of which reports, and documentary support supplied therewith as provided in Sections 3.5.2 and 3.5.3, will be considered as Confidential Information of AlgoRx under Article 8:.

            3.5.1 Semi-Annual Reports And Plan. Upon the Effective Date and upon each December 15 and June 15 thereafter during the term of this Agreement, AlgoRx will deliver to the Inventors a written report describing the progress of development and commercialization efforts by AlgoRx under this Agreement during the six (6) months preceding the date of delivery of such report, and including therein a description, in commercially reasonable detail, of AlgoRx's general plan for research, development, and commercialization with respect to Licensed Products and/or Licensed Services, as relevant, and, in particular, such plans for the six (6) month period following (i.e., for the period December 15 through June 15, for the report delivered on December 15); after FDA approval of any Licensed Product and/or Licensed Service for commercial use, such plan also will review AlgoRx's plans for the marketing and commercialization of such Licensed Product and/or Licensed Service; and

            3.5.2 Milestone Royalty Payment Reports. With the payment by AlgoRx of any milestone royalties as specified in Section 3.2, a written report, in commercially reasonable detail, of the occurrence of such milestone event, including therewith commercially reasonable documentary support for the occurrence of such milestone event;

            3.5.3 Running Royalty Reports. With the running royalty payments as specified in Section 3.3, a written report setting forth, in commercially reasonable detail, Net Sales by AlgoRx and Net Sales by sublicensees of AlgoRx, showing in each case the royalty calculation in respect of such sublicenses, and including therewith commercially reasonable documentary support for the calculation of such running royalty payments for AlgoRx and such sublicensees.

      3.6 Records Retention. For a period of thirty-six (36) months after the year in which such Net Sales were received, AlgoRx and its sublicensees will keep complete and accurate records, in sufficient detail to permit the Inventors to confirm the accuracy of royalty calculations pursuant to this Agreement, pertaining to the sale of Licensed Products and provision of Licensed Services and covering all transactions during such year from which such Net Sales were derived.

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

      3.7 Audit. At the request and expense of the Inventors, AlgoRx and its sublicensees will permit an independent, certified public accountant appointed by the Inventors and acceptable to AlgoRx in writing, at reasonable times and upon reasonable prior written notice, to examine those records of AlgoRx and its sublicensees as may be necessary to (a) determine the correctness of any payment or report dealing with payments made by AlgoRx under this Agreement; or (b) obtain information as to the royalties payable by AlgoRx for any quarter in the case of AlgoRx's failure to report or pay royalties in accordance with this Agreement. Such accountant will not disclose to the Inventors any information other than information relating to the relevant quarterly reports, royalties and payments, and will disclose such information in a format agreed upon in writing by the parties that will ensure that no confidential information of AlgoRx is disclosed. Results of any such examination will be available to all parties hereto. The Inventors will bear the expense of the audit, unless such audit discloses a variance resulting in underpayment by AlgoRx of more than five percent (5%) of the actual amount due, and in case of such variance of more than five percent (5%), AlgoRx will promptly pay to the Inventors, as provided in
Section 3.1, the full amount of such underpayment and will pay the expense of the audit. If AlgoRx is determined by the relevant examination to have underpaid, more than three (3) times within the five (5) year period commencing with the Effective Date, more than five percent (5%) of the actual amount due, then, as to such underpayment third occurrence and as to each underpayment occurrence, if any, thereafter, AlgoRx will pay to the Inventors, in addition to the amount of such underpayment and the expenses of such relevant audit, an amount, as a penalty, equal to fifty percent (50%) of the amount of such underpayment.

      3.8 Taxes. If AlgoRx is required to withhold and remit any tax to the revenue authorities in any state or country or other political jurisdiction, pursuant to the laws of such state or country or other political jurisdiction, regarding any payment to the Inventors made by AlgoRx under this Agreement, such amount will be withheld and remitted by AlgoRx and AlgoRx will notify the Inventors in writing thereof and will promptly furnish the Inventors with copies of any tax certificate or other documentation evidencing such withholding. All taxes levied on the income of any Inventor arising from this Agreement will be borne by such Inventor. The parties will take steps, consistent with then-current commercial practices, to (a) avoid or minimize any such withholding, and (b) take advantage of such double taxation avoidance agreements as may be available.

                                    ARTICLE 4
                                  LICENSE FEE

      4.1 License Fee. As the payment by AlgoRx to the Inventors of a license fee of Forty-Two Thousand Four Hundred Forty-Four Dollars and Forty-Three Cents ($42,444.43) for the license granted under this Agreement, AlgoRx has, on the Effective Date, (a) issued to the Inventors certain stock options (individually an "Option," and collectively, the "Options") as provided in Section 4.2, the aggregate fair market value of which Options, as opposed to the fair market value of the shares purchasable upon exercise of the Options, is agreed among the parties hereto to be Two Hundred Sixteen Dollars and Sixty-Six Cents ($216.66), and will be so reported by the parties for federal and state income tax purposes, and (b) reimbursed the Inventors for a total of Forty-Two Thousand Two Hundred and Twenty-Seven Dollars and Seventy-Seven Cents ($42,227.77) in certain expenses incurred by the Inventors through the Effective Date, as provided in Section 4.3.

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

      4.2 Issuance Of Options As Part Of License Fee. Upon the Effective Date, AlgoRx has issued the Options to the Inventors, which Options are exercisable in the aggregate, for a total of two hundred sixteen thousand six hundred sixty-six (216,666) shares of Common Stock of AlgoRx, (a) in the form of Exhibit 4.1-A, for Dr. James N. Campbell for a total of seventy- two thousand two hundred twenty-two (72,222) shares of Common Stock, and (b) in the form of Exhibit 4.1-B for Richard A. Meyer for a total of seventy-two thousand two hundred twenty-two (72,222) shares of Common Stock, and (c) in the form of Exhibit 4.1-C for Dr. Marco Pappagallo for a total of seventy-two thousand two hundred twenty-two (72,222) shares of Common Stock.

      4.3 Reimbursement Of Certain Expenses As Part Of License Fee. Upon the Effective Date, AlgoRx also has reimbursed the Inventors by check, (a) a total, among all of the Inventors so reimbursed, of up to Forty-Five Thousand Dollars ($45,000.00) of documented legal fees, filing fees, and costs incurred up to the Effective Date by the Inventors, together, related to the filing, prosecution, and maintenance of U.S. Patent No. 5,962,932 and foreign counterparts thereof, which reimbursed total amount is comprised of such documented fees and costs, together, incurred by the Inventors, collectively, prior to June 20, 2001 (the "Term Sheet Date"), which was the effective date of that certain Term Sheet by and among the parties hereto with respect to the subject matter hereof (which Term Sheet is superseded in its entirety by this Agreement pursuant to Section
10.9 of this Agreement), and (b) a total, among all of the Inventors so reimbursed, of up to Five Thousand Dollars ($5,000.00) for such documented fees and costs incurred from and after the Term Sheet Date through and including the Effective Date. Within thirty (30) days after the Effective Date, the Inventors will provide AlgoRx with commercially reasonable documentation to permit AlgoRx to verify the amount of fees and expenses for which the Inventors seek such reimbursement under this Section 4.3.

                                    ARTICLE 5
                             INTELLECTUAL PROPERTY

      5.1 Ownership Of Improvements Developed By The Inventors. The Inventors will own any Improvements developed by them provided that the work to develop such Improvements was not performed pursuant to a contract requiring such work between an individual Inventor, or the Inventors collectively, and AlgoRx, and provided that no resources or Confidential Information of AlgoRx were used for such work. Such Improvements are included in the Licensed Technology under this Agreement and AlgoRx may use such Improvements under this Agreement without any payment by AlgoRx beyond amounts it is obligated to pay under this Agreement.

      5.2 Third Party Rights In Improvements. As provided in Section 2.2, but subject to Section 2.2 with respect to certain work of the Inventors with, as applicable, JHU or NYU, as applicable, the Inventors, individually and collectively, will use their best efforts to (a) carry out any work towards Improvements so as not to give rise to rights of third parties to such Improvements, (b) not use resources or confidential information of any third party towards such work, and (c) not grant any third parties any rights to such Improvements. To the extent that third parties may have rights in Improvements, either pursuant to binding agreements already in place as of the Effective Date or under applicable law with respect to government rights, the Inventors will notify AlgoRx in writing, in commercially reasonable detail, of the existence of such third party rights in Improvements, and will use their reasonable best efforts to obtain,

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

either by a direct license or other grant of rights to AlgoRx by the relevant third party or parties, or by a license or other grant of rights from the third party or parties to AlgoRx or through the Inventors, permitting AlgoRx to use such Improvements under this Agreement without any payment by AlgoRx beyond amounts it is obligated to pay under this Agreement. Each Inventor severally represents that such Inventor is not a party to, nor is such Inventor aware that any of the other Inventors is a party to, any agreement existing as of the Effective Date pursuant to which third parties are supporting, funding, or contributing to any research designed to lead to any Improvements and/or granting rights in any Improvements, except for any basic academic research being conducted by such Inventors with respect to the use of capsaicin and its analogues for pain relief at, as applicable, JHU or NYU.

      5.3 Certain University Intellectual Property Policy. AlgoRx acknowledges that if any of the Inventors makes use of resources belonging to JHU in the course of work towards Improvements and other development of the Licensed Technology, The Johns Hopkins University Intellectual Property Policy will apply to such Improvements and other developments, and that the intellectual property policies of NYU will govern the conduct by Dr. Pappagallo of any work by him at NYU towards Improvements and other development of the Licensed Technology. At any time or from time to time during the term of this Agreement, in addition to or in the stead of their current academic affiliations with JHU (for Mr. Meyer and Dr. Campbell) and NYU (for Dr. Pappagallo), an Inventor may be affiliated as an academic (which includes without limitation a professor, researcher or clinician) with not more than one additional university, other academic institution or medical facility without the consent of AlgoRx and Sections 2.2,
5.2 and this Section 5.3 dealing with the effects of academic affiliation will apply to such additional affiliations. Any affiliations in addition to those permitted pursuant to this paragraph and involving research with respect to the use of capsaicin and its analogues for pain relief will be subject to AlgoRx's consent, not to be unreasonably withheld. Sections 2.2, 5.2 and 5,3 will also apply to such additional affiliations. Nothing in this Section 5.3 will restrict any Inventor's affiliation with any additional university or institution so long as such Inventor does not conduct any research with respect to the use of capsaicin and its analogues for pain relief at such additional university or institution.

      5.4 Ownership Of Improvements Developed By AlgoRx. Any technology or Improvements conceived or developed by AlgoRx whether on its own or by third parties, pursuant to work carried out under contract for AlgoRx, or otherwise involving the use of resources belonging to AlgoRx, whether facilities, materials or AlgoRx Confidential Information, will be the property of AlgoRx.

      5.5 Publications. The Inventors individually and collectively acknowledge that publication or oral disclosure of any work carried out in connection with the Licensed Technology, including Improvements, or of the results of such work, prior to the date of filing for patent, copyright or other applicable statutory protection, could result in the loss of commercial value of any such work or results. Each Inventor will therefore provide AlgoRx with sufficient disclosure in writing regarding any matter related to work and work results or other intellectual property related to the Licensed Technology, including Improvements, at least ninety (90) days prior to publication of any kind with respect thereto by anyone other than AlgoRx, to allow AlgoRx to evaluate such proposed disclosure as it may affect AlgoRx's interests. Each Inventor will cooperate with AlgoRx to file patent, mask work, trademark, copyright, domain name and/or other applications for the protection of intellectual property prior to any such disclosure or publication, or to modify such proposed publication if such disclosure

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

regarding work, work results or intellectual property relating to the Licensed Technology would, in AlgoRx's good faith view, as communicated to the Inventor or Inventors in a writing signed by the President or Chief Executive Officer of AlgoRx, materially adversely affect the business of AlgoRx.

      5.6 Infringement Of Licensed Patents.

            5.6.1 Notice. Each party will promptly report to the other parties promptly in writing as to any known or suspected infringement of any of the patent rights within the Licensed Patents, and will provide the other parties with all information available to such notifying party with respect to such infringement or suspected infringement.

            5.6.2 Action by AlgoRx. If AlgoRx believes that any patent rights within the Licensed Patents have been infringed by any third party, AlgoRx will have the right at its discretion to negotiate to obtain an agreement to end such infringement or use without authorization. If such negotiation is unsuccessful, AlgoRx will have the right, in its commercially reasonable judgment, to institute an infringement action or other appropriate legal action against such third party, and, in its commercially reasonable judgment, to settle any such action or dispute, provided that AlgoRx will not compromise or settle any such action without the prior written consent of the Inventors, which consent (a) will not be unreasonably or untimely withheld, and (b) may be given by Dr. James
N. Campbell, or Dr. Marco Pappagallo, or Mr. Richard A. Meyer on behalf of, and binding, all of the Inventors if so stated in the consent as delivered by such relevant individual. AlgoRx will have the sole and exclusive right to select counsel and will pay all expenses of any such action, including without limitation attorneys' fees and court costs, provided that (1) if there is a determination, by the court or authorized body resolving such action, of gross negligence, misrepresentation or fraud by any or all of the Inventors, then those Inventors found to have been negligent, or to have misrepresented or to have engaged in fraud, will, upon the written request of AlgoRx to such relevant Inventors and subject to clause (2) immediately following, promptly pay, or promptly reimburse AlgoRx for, the expenses of such action as such reimbursement or payment amount will be set forth in AlgoRx's written request therefor, and
(2) the liability of any such relevant Inventor for such expenses will not exceed one-third (1/3) of the total amount of such expenses unless the relevant Inventor has been determined to have committed fraud, in which case there will be no limit as to liability for such Inventor. Any damages, royalties, settlement fees or other consideration paid by the third party infringer as a result of legal action or settlement negotiations in connection with such infringement will be paid to and will be the property of AlgoRx. The amount of such damages, royalties, settlement fees, or other consideration actually received by AlgoRx, net of the expenses incurred by AlgoRx in such legal action, will be treated as Net Sales pursuant to Article 3 and a royalty of one and one-half percent (1.5%) on such net amount will be payable by AlgoRx to the Inventors in respect of such amount, as part of the royalty provided in Article 3, provided that the value of any non-cash consideration so received by AlgoRx will be determined in good faith by the Board of Directors of AlgoRx and all royalty amounts thereon will, as calculated upon such determined fair market value, be paid to the Inventors in cash and not in kind. If deemed necessary by AlgoRx, the Inventors will bring suit against third party infringers or join as a party to the action, at AlgoRx's option and expense. To the extent that AlgoRx has paid for the expenses of such action, any damages, royalties, settlement fees or other consideration paid by the third party infringer as a result of such legal action in connection with

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

such infringement will be held by the Inventors as agents for AlgoRx and will be remitted by them to AlgoRx promptly after their receipt thereof.

            5.6.3 Action By The Inventors. If AlgoRx declines to act pursuant to
Section 5.6.1, AlgoRx will, promptly after such decision not to act, give written notice to the Inventors of such decision. If any of the Inventors believes, after delivery of such notice by AlgoRx, that any patent rights within the Licensed Patents have been infringed by any third party, any or all of the Inventors may at their expense take any action they see fit with respect to such infringement, including initiating legal proceedings. If any of the Inventors commences any such action, such Inventor will promptly notify the other Inventors (unless they are joined in the action) and AlgoRx, in writing in commercially reasonable detail, of such commencement. In exercising their rights pursuant to this Section 5.6.3, the Inventors will have the sole and exclusive right to select counsel and will, except as provided below, pay all expenses of the action, including without limitation attorneys' fees and costs, and will have the right, in the relevant Inventor(s) commercially reasonable judgment, to settle any such action or dispute, provided that none of the Inventors will compromise or settle any such action without the prior written consent of AlgoRx, which consent will not be unreasonably or untimely withheld. AlgoRx, in its sole discretion, and subject to the limitations stated in the last sentence of this Section 5.6.3, may elect in writing to the Inventors, within sixty (60) days after the commencement of such litigation, to contribute to the costs incurred by the Inventors in connection with such litigation. Any damage, royalties, settlement fees or other consideration received by any of the Inventors as a result of such litigation will be shared by the Inventors and AlgoRx pro rata based on the parties' respective sharing of the costs of such litigation. If deemed necessary by any or all of the Inventors, or by AlgoRx, by written notice by the requesting party to the other parties, AlgoRx will join as a party to the action but will be under no obligation to participate except to the extent that such participation is required as a result of being a named party to the action. At the written request of any or all of the Inventors participating in such action, AlgoRx will offer reasonable assistance in connection therewith at no charge to the Inventors provided that for purposes of this Section 5.6.3, all out-of-pocket expenses incurred by AlgoRx in rendering such assistance will be treated as amounts contributed by AlgoRx to the costs of such litigation. AlgoRx will have the right to participate in and be represented in any such action by its own counsel at its own expense.

      5.7 Infringement Actions By Third Parties.

            5.7.1 Notice; Defense By AlgoRx. In the event of the institution of any action by a third party against AlgoRx or any or all of the inventors for patent infringement involving the manufacture, use, distribution, marketing or sale of any Licensed Product or performance of any Licensed Service, the defendant party or parties hereto will promptly notify the other parties hereto in writing of such action if such action includes claims with respect to the Licensed Patents. AlgoRx will have the right to defend such action at its own expense, and the Inventors will assist and cooperate with AlgoRx, at AlgoRx's expense, to the extent necessary in the defense of such action. During the pendency of such action, AlgoRx will pay any royalties for Licensed Products or Licensed Services for which such infringement is claimed, with respect to the country or countries or other political jurisdiction(s) in which such infringement is claimed, into an escrow account to be implemented by AlgoRx at such bank as the Board of Directors of AlgoRx, acting in good faith, determines, and with the fees and cost of implementing and operating such escrow account to be paid by AlgoRx, provided that AlgoRx will during such pendency continue to pay royalties, as otherwise provided in this Agreement, with respect to all

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

other Licensed Products or Licensed Services, and other countries or other political jurisdictions, with respect to which, in each case, no allegation of infringement has been made.

            5.7.2 AlgoRx As Prevailing Party. If AlgoRx finally prevails because it is held not to be infringing any patents belonging to such third party or because such third party's patent is held invalid, AlgoRx will remit to the Inventors the royalties kept in escrow pursuant to Section 5.7.1, to the extent the Licensed Products or Licensed Services made the subject of the action are determined to have been, and to be, Products or Services Covered by a Valid Claim, and will continue to pay the royalties as set forth in Article 3, provided that AlgoRx will be entitled to a credit against payments due under this Agreement of an amount equal to one-half (1/2) of the commercially reasonable costs actually incurred by AlgoRx in such action, and further provided that in no event will such credit be more than fifty percent (50%) of such payments due hereunder for Licensed Products or Licensed Services in such country or other political jurisdiction which is the subject of such action. Any such credit not deducted for a calendar quarter as a result of the immediately preceding sentence may be carried forward and deducted by AlgoRx in subsequent calendar quarters.

            5.7.3 AlgoRx Not As Prevailing Party. If AlgoRx finally is not the prevailing party in such action, whether by judgment, award, decree or settlement, and is required to pay a royalty to such third party, AlgoRx will keep the royalties kept in escrow pursuant to Section 5.7.1 as a reimbursement of such royalties payable to a third party and, if the escrowed amount is insufficient to reimburse AlgoRx for such royalties payable to a third party, will continue to pay to the Inventors the royalties for such Licensed Products or Licensed Services in such country or other political jurisdiction which is the subject of such action, if such Licensed Products or Licensed Services are, therein, Products or Services Covered by a Valid Claim, but AlgoRx will be entitled to a credit against any payments due under this Agreement of an amount equal to the royalty paid to such third party, provided that in no event will such credit be more than fifty percent (50%) of the payment due hereunder for Licensed Products or Licensed Services in such country or other political jurisdiction which is the subject of such action. In addition, if AlgoRx incurs litigation expenses or is required to pay damages to such third party, AlgoRx will be entitled to a credit against payments due under this Agreement of the reasonable costs actually incurred in such action plus the damages payable to the third party, until such costs and damages are recovered in full by AlgoRx. The credit for expenses and damages (taken with the foregoing credit for royalties to third parties) will, together, not be more than fifty percent (50%) of the payment due hereunder by AlgoRx for Licensed Products or Licensed Services, in such country or countries and such other political jurisdiction(s), which are the subject of such action for the relevant period, but such credit for expenses and damages will be extended for successive periods until the entire amount of such expenses and damages incurred by AlgoRx has been recovered; no credit will be afforded hereunder to AlgoRx if AlgoRx is found by a court or other body of competent jurisdiction to have intentionally infringed a third party's patent, or to have been unintentional but grossly negligent in infringing a third party's patent.

            5.7.4 Defense By The Inventors. If AlgoRx declines to defend such action by a third party against the Inventors for patent infringement involving the manufacture, use, distribution, marketing or sale of any Licensed Product or performance of any Licensed Services, then any or all of the Inventors may defend such action at their own expense and such defending Inventors will be entitled to require assistance from AlgoRx at the Inventors' expense.

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

            5.7.5 Consents To Settlement And Compromise. If AlgoRx defends an action pursuant to Section 5.7.1, AlgoRx will not compromise or settle any such action without the prior written consent of the Inventors, which will not be unreasonably or untimely withheld, provided that such consent may be given by Dr. James N. Campbell, or Dr. Marco Pappagallo, or Mr. Richard A. Meyer on behalf of, and binding, all of the Inventors if so stated in the consent as delivered by such relevant individual. If any or all of the Inventors defends an action pursuant to Section 5.7.4, none of the Inventors will compromise or settle any such action without the prior written consent of AlgoRx, which will not be unreasonably or untimely withheld.

      5.8 Patent Prosecution And Maintenance. AlgoRx will take over the prosecution and maintenance of the Licensed Patents, including filing new applications in foreign countries corresponding to U.S. Patent 5,962,532, or filing in the United States and foreign countries for patents relating to Improvements made by the Inventors. AlgoRx will decide whether to file an application for patenting, or otherwise pursue prosecution of, elements of the Licensed Technology in a particular jurisdiction. If AlgoRx declines to pursue patent protection for an element of the Licensed Technology in a particular jurisdiction, (a) AlgoRx will promptly after such decision not to act, give written notice to the Inventors of such decision, and (b) after delivery of such notice, any or all of the Inventors may at their expense take any action they see fit with respect to such filing or other prosecution. Any applications for patents (or patents resulting from such applications) so prosecuted by the Inventors will be included in the Licensed Technology, and the Inventors will comply with the obligations set out in Section 2.5 with respect to such applications and patents. If the Inventors choose to seek such protection, AlgoRx hereby grants the relevant Inventors the right, subject to the provisions of Article 8, to use information relating to the Licensed Technology solely for the purposes of filing and prosecuting such application. If the Inventors decline to pursue patent protection for an element of the Licensed Technology for which AlgoRx has also declined to pursue patent protection, (a) the Inventors will, promptly after such decision not to act, give written notice to AlgoRx of such decision, and (b) after delivery of such notice, AlgoRx will have a period of ninety (90) days to file an application for patenting, or otherwise pursue protection of, such elements of the Licensed Technology.

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

      6.1 Representations Of The Inventors. Each Inventor severally, but not jointly, warrants to AlgoRx and to each other Inventor that: (a) such representing Inventor is one of the sole inventors, and to such representing Inventor's knowledge the Inventors collectively are the sole inventors, who contributed to the invention and development of the Licensed Technology as of the Effective Date (the "Present Technology"), and (b) such representing Inventor is one of the lawful owners, and to such representing Inventor's knowledge the Inventors collectively are the sole lawful owners, of the patents, patent applications and related technology comprised in the Present Technology, and (c) such representing Inventor has listed, and to such representing Inventor's knowledge the Inventors collectively have listed, in Exhibit 1.1.4 hereto, all patents and applications related to the Licensed Technology and in which any or all of the Inventors have an inventorship or ownership interest, and to the extent any patents or patent applications related to the Licensed Technology exist but are not listed in Exhibit 1.1.4, such patents or patent applications are acknowledged by the Inventors severally as to themselves, and to their knowledge as to each other Inventor, to be included in the Licensed Technology, with the sole exception of U.S. Patent 6,248,788, and (d) no third party has been granted by such representing

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

Inventor, nor to such representing Inventor's knowledge by any of the other the Inventors, nor does any third party otherwise have, to such representing Inventor's knowledge, any rights to such Licensed Technology, other than pursuant to the JHU License, and (e) such representing Inventor has, and to such representing Inventor's knowledge the other Inventors have, the lawful right to grant the license and rights granted to AlgoRx pursuant to this Agreement, and
(f) to the knowledge of such representing Inventor (but without any investigation, study, or inquiry), (i) no infringement of the Licensed Patent by third parties has occurred as of the Effective Date, and (ii) the Licensed Technology does not infringe the rights of any third parties, and (f) subsequent to the November 14, 1997 and May 28, 1998 invention waivers from JHU, such representing Inventor has not, and to such representing Inventor's knowledge none of the other Inventors has, conducted any work at JHU or used JHU resources in further research and development of the invention mentioned in such waiver and such representing Inventor has not, and to such representing Inventor's knowledge none of the other Inventors has, at JHU, reduced such invention to practice, which includes using such invention for any patients of JHU or its teaching hospitals, and (g) this Agreement is a valid and binding obligation of such Inventor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (h) neither AlgoRx nor AlgoRx's attorneys or other advisors or representatives of AlgoRx have made any representations or warranties to such Inventor, nor to such Inventor's knowledge to any of the other Inventors, with respect to the income tax or other tax consequences of any of the transactions contemplated by this Agreement, including without limitation with respect to the Option issued to such Inventor or to any of the other Inventors, and such Inventor is in no manner relying on AlgoRx or AlgoRx's attorneys or other advisors or representatives of AlgoRx with respect to any such tax consequences or for any other advice with respect to any such matters, or as to any other matters with respect to this Agreement.

      6.2 Representations Of AlgoRx. AlgoRx represents and warrants to the Inventors severally that (a) AlgoRx has the power and authority to execute, deliver and perform this Agreement, (b) this Agreement is a valid and binding obligation of AlgoRx, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (c) it intends and plans to actively devote commercially reasonable resources to development and commercialization of the Licensed Technology.

                                    ARTICLE 7
                                INDEMNIFICATION

      7.1 Indemnification By The Inventors. The Inventors will defend, indemnify and hold harmless AlgoRx and AlgoRx's sublicensees and their respective officers, Directors, employees, agents and representatives and any person claiming by or through any of them from and against any and all Losses arising out of or resulting from (a) any breach of any of the material representations or warranties made by Inventors in this Agreement, and (b) any failure by Inventors to perform any of their material obligations contained in this Agreement. The Inventors will be severally, not jointly, liable with respect to their indemnification obligations under this Section 7.1.

      7.2 Indemnification By AlgoRx. AlgoRx will defend, indemnify and hold harmless each Inventor, severally, from and against any and all Losses arising out of or resulting from (a) any breach of any of the material representations or warranties made by AlgoRx in this

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

Agreement, (b) any failure by AlgoRx to perform any of its material obligations contained in this Agreement, and (c) any claim arising out of or in connection with the manufacture, commercialization, marketing, sale, or use of any Licensed Product that is manufactured by AlgoRx or the performance of any Licensed Service performed by AlgoRx, provided that the amount of any such indemnification will be decreased by any amounts disbursed by AlgoRx pursuant to
Section 5.7 because the Licensed Technology is held to infringe any third party rights, and not otherwise recouped by AlgoRx by a decrease in royalty payments hereunder as provided herein.

                                    ARTICLE 8
                                CONFIDENTIALITY

      8.1 Confidential Information. It is contemplated that in the course of the performance of this Agreement each party will, from time to time, disclose proprietary and confidential information to the other. For purposes of this Agreement, "Confidential Information" means all confidential and proprietary information of one party hereto disclosed by such party to the other party during the term of this Agreement, including information contained in all tangible materials, such as but not limited to samples of chemical substances and drugs, instruments, and Other materials remitted to a party, and which the disclosing party identifies as confidential to the receiving party in writing ("writing" to include, for purposes of this Agreement, electronic communication such as email, and to include without limitation a stamping or legend denoting the confidential and/or proprietary nature of such information placed on the first page and/or on subsequent pages of printed or electronic forms of such information) either before, or at the time of, such disclosure, if such disclosure is initially in written form, or, if initially orally disclosed, then as so identified in writing by the disclosing party to the receiving party within thirty (30) days after such initial oral disclosure.

      8.2 Confidentiality Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the receiving party will keep confidential, and will take such reasonable measures to maintain such Confidential Information of the disclosing party as confidential as it takes to protect its own proprietary Confidential Information, and will not publish or otherwise disclose and will not use for any purpose any Confidential Information furnished to it by the other party pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

            (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

            (b) was generally available to the public or otherwise part of the public domain, other than through any act or omission of the receiving party in breach of this Agreement, at the time of its disclosure to the receiving party;

            (c) after its disclosure to the receiving party became generally available to the public or otherwise part of the public domain other than through any act or omission of the receiving party in breach of this Agreement;

            (d) was disclosed to the receiving party by a third party who had no obligation to the disclosing party not to disclose such Confidential Information to others; or

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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

            (e) was independently developed by the receiving party by persons who did not have access to the Confidential Information, and other than through any act or omission of the receiving party in breach of this Agreement.

      8.3 Permitted Uses. Each party may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation or complying with applicable governmental regulations, provided that if a party is required to make any such disclosure of the other party's Confidential Information it will give reasonable advance written notice to the other party of such disclosure requirement, describing such requirement in commercially reasonable detail, and, except to the extent commercially inappropriate in the case of pending patent applications, will use its best efforts to secure confidential treatment of such Confidential Information so required to be disclosed. AlgoRx may disclose any Confidential Information of the Inventors to any sublicensee of AlgoRx so long as such disclosure is limited to Confidential Information the sublicensee needs to know, in the commercially reasonable and good faith judgment of AlgoRx, in order for such sublicensee to fulfill its obligations under its sublicense from AlgoRx and provided that such sublicensee is required in writing by AlgoRx to preserve the confidentiality of such Confidential Information under obligations at least as stringent as those imposed upon AlgoRx under this Agreement.

                                    ARTICLE 9
                              TERM AND TERMINATION

      9.1 Term. Unless terminated in accordance with other provisions of this
Article 9, or as provided in clause (a) below of this Section 9.1, the license granted pursuant to this Agreement by the Inventors to AlgoRx under Section 2.1, and the sublicense granted by AlgoRx to the Inventors under Section 2.4, are perpetual, provided that (a) with respect to individual Licensed Patents only, such licenses will terminate on the date of expiration or invalidation of such Licensed Patent, and (b) such licenses will remain in full force and effect for all elements of the Licensed Technology which are not expired or invalidated Licensed Patents.

      9.2 Termination By AlgoRx. AlgoRx can terminate this Agreement:

            (a) upon at least thirty (30) days prior written notice to the Inventors, which notice will be effective no earlier than the first anniversary of the Effective Date;

            (b) upon at least thirty (30) days prior written notice to the Inventors, if during the term of this Agreement (i) the relevant applicable policies of the university or other institution with which the relevant Inventor is affiliated, whether as an employee or consultant or otherwise at the relevant time changes, or (ii) applicable law changes, in either case in the good faith judgment of AlgoRx after consultation with its outside legal counsel, such that AlgoRx no longer has the same access and rights to Improvements and/or to the Licensed Technology hereunder as was in effect at the Effective Date, and in either case if the Inventors are unable by law or, if lawful, by exercise of their commercially reasonable diligent efforts, to secure the right for AlgoRx to use and sublicense such Improvements and/or the Licensed Technology, as relevant, in accordance with this Agreement;

            (c) upon at least ten (10) days prior written notice to the Inventors if the any or all of the Inventors fail to fulfill any material obligation of the Inventors hereunder, other than

                                      -16-
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   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

the Inventors' obligation to procure for AlgoRx the right to use Improvements or the Licensed Technology, and if such relevant failure is not cured within ninety
(90) days after receipt by Inventors of a written notice of such failure.

      9.3 Termination By The Inventors. The Inventors can terminate this
Agreement:

            (a) upon at least ten (10) days prior written notice to AlgoRx, if AlgoRx fails to make a payment or provide a report it is required to provide pursuant to Article 3, if such failure is not cured within one hundred and eighty (180) days after receipt by AlgoRx from any of the Inventors of a written notice of such failure;

            (b) upon at least ten (10) days prior written notice to AlgoRx, if AlgoRx fails to fulfill any material obligation of AlgoRx other than the payment and report obligations contained in Article 3, if such failure is not cured within one hundred and eighty (180) days after receipt by AlgoRx from any of the Inventors of a written notice of such failure.

      9.4 Effects Of Termination. Upon any termination of this Agreement:

            (a) AlgoRx will cease to have any rights to use the Licensed Technology pursuant to this Agreement, and will cease to grant any sublicenses pursuant to this Agreement;

            (b) AlgoRx will be allowed a grace period of one hundred and eighty
(180) days after the effective date of termination to dispose of any existing inventory of Licensed Products already manufactured and to continue to perform any Licensed Services already contracted for, unless the relevant performance cannot, by commercially reasonable diligence, be completed within such one hundred and eighty (180) day grace period, in which case AlgoRx will use its commercially reasonable diligent efforts to terminate the agreement(s) relating to such Licensed Services. At the end of such one hundred and eighty (180) day grace period, all remaining Licensed Products not disposed of by AlgoRx will either be destroyed by AlgoRx, or purchased by the Inventors, at the Inventors' election as communicated in writing to AlgoRx at least forty-five (45) days prior to the end of such grace period, with only one decision as to destruction or purchase being made by all of the Inventors, together. AlgoRx will have a further thirty (30) days after the end of such grace period to prepare the final report and pay the royalties applicable to Net Sales during such one hundred and eighty (180) day grace period;

            (c) AlgoRx will remit to the Inventors all documentation and materials relating to prosecution and maintenance of Licensed Patents, as well as all Confidential Information relating to the Licensed Technology, in each case that is in possession of AlgoRx.

      9.5 Surviving Obligations. The parties' obligations pursuant to Articles 3, 4, 5, 6, 7, 8, 9 and 10 will survive termination of this Agreement.

                                   ARTICLE 10
                                 MISCELLANEOUS

      10.1 Relationship Of The Parties. Nothing in this Agreement is intended to create, or creates, a partnership, trust, joint venture or employment relationship between the parties. The relationship of the parties hereunder is that of licensors and licensee, and no party hereto has any authority to bind any other party hereto with respect to the subject matter of this Agreement.

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    AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

      10.2 Assignment, Successors And Assigns. The Inventors may not assign the Licensed Technology or this Agreement, in whole or in part, without the prior written consent of AlgoRx, which consent will not be unreasonably withheld or delayed, provided that the Inventors may individually or collectively assign any or all of their rights and obligations under this Agreement to an entity controlled by the assigning Inventors, provided further that each such assigning Inventors will after such assignment remain fully liable and responsible for such Inventor's representations and warranties hereunder, as well as for the performance and observance of all of such Inventor's duties and obligations hereunder. AlgoRx may assign this Agreement in whole or in part, upon at least thirty (30) days' prior written notice to the Inventors of such assignment, to any entity which the Board of Directors of AlgoRx believes, in good faith and after commercially reasonable inquiry, has the resources and interest to develop and commercialize the Licensed Technology. This Agreement will inure to the benefit of and be binding upon the parties' respective successors and assigns, and each Inventor's heirs, executors and administrators.

      10.3 Notices. Any report, payment, notice, or other communication required or permitted under this Agreement will be in writing, will be delivered personally, including delivery by courier such as FedEx or DHL, or by certified mail, return receipt requested, postage prepaid, or by facsimile, or by electronic mail ("email") and will be deemed given and received upon actual delivery or, if mailed by certified mail, three (3) days after deposit in the mail, or upon transmission by facsimile with confirmed answerback or upon transmission by email upon confirmed delivery to the intended recipient, addressed as follows; any notice to be given to the Inventors will be given to all of the Inventors at the same time, and any notice to be given to AlgoRx will be signed by each of the Inventors, in counterparts if they wish, unless otherwise specifically provided herein:

      If to AlgoRx, to:

      AlgoRx Pharmaceuticals, Inc.
      Attn: Chief Executive Officer
      12A Powder Horn Hill
      Wilton, Connecticut 06897
       Facsimile: 203-762-2054
       Email: rmburch@algorx.com

      with a copy to:

      Heller Ehrman White & McAuliffe LLP
      Attn: Bruce W. Jenett
      275 Middlefield Road
      Menlo Park, CA 94025
       Facsimile: 650-324-0638
       Email: bjenett@hewm.com

      If to the Inventors, to:

      James N. Campbell, M.D.
      707 Hillstead Drive
      Lutherville, Maryland 21224
       Facsimile: 410-955-1032
       Email: jcampbell@jhmi.edu

    AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

      Richard A. Meyer, M.S.
      10084 Shaker Drive
      Columbia, Maryland 21046
       Facsimile: 410-955-1032
       Email: rmeyer@jhmi.edu

      Marco Pappagallo, M.D.
      401 East 34th Street, Apt. N26G
      New York, New York 10016
       Facsimile: 212-518-2701
       Email: marco.pappagallo@med.nyu.edu

      with a copy to:

      Shapiro Sher & Guinot
      Attn: William E. Carlson
      36 S. Charles Street, Suite 2000
      Baltimore, Maryland 21201
       Facsimile: 410-539-7611
       Email: wec@shapirosher.com

      Each party will notify all other parties hereto of changes of address of the notifying party in the manner provided for in this Section 10.3. Notwithstanding anything in the foregoing to the contrary, notices of default, notices of termination, demands for payment, and demands for defense and/or indemnification will not be considered to have been delivered hereunder if sent only by electronic mail.

      10.4 Amendments And Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Inventors and AlgoRx.

      10.5 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement to the extent so held unenforceable, and the balance of such provision, and the balance of this Agreement, will be interpreted as if such provision or portion thereof were so excluded, and will be enforceable in accordance with its terms.

      10.6 Force Majeure. No party will be deemed to be in default of this Agreement to the extent the performance of such party's obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, war, fire, natural disaster, accident, act of government, or any other cause beyond the reasonable control of such party, if the party affected gives prompt written notice of any such event to the other party or parties. In the event of a force majeure event, the time for performance or cure will be extended for the period equal to the duration of such force majeure event but not in excess of six (6) months.

      10.7 Dispute Resolution; Governing Law. The parties will attempt amicable resolution among or between themselves of any dispute arising under this Agreement before any judicial action is taken. The party or parties who wish to submit a dispute for amicable resolution will send to the other parties to this Agreement a written notice containing the particulars of such

    AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

dispute and state in such notice such party's or parties' request for such amicable resolution. The Chief Executive Officer of AlgoRx, on behalf of AlgoRx, and Dr. James N. Campbell as the representative authorized and appointed under this Agreement by the other Inventors hereby to act on their behalf as well as his own behalf (or, in the event of Dr. Campbell's death or incapacity to act, then Richard A. Meyer, and in the event of Mr. Meyer's death or incapacity, then Dr. Marco Pappagallo, in such capacity), will then have ninety (90) days after the date of receipt by the recipient of the notice of such dispute, to negotiate in good faith to attempt to resolve such dispute. If, after such ninety (90) day period, such dispute is not resolved to the satisfaction of the parties, acting in good faith, any or all of the parties to this Agreement may seek judicial resolution of such dispute. This Agreement will be governed by the laws of the State of New York, without reference to its conflict of laws provisions.

      10.8 Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

      10.9 Entire Agreement; References. This Agreement, including each Exhibit attached hereto, each of which Exhibits is incorporated herein by reference, is the entire agreement of the parties with respect to the specific subject matter hereof, and supercedes in their entirety any previous agreements, discussions or understandings, whether written or oral, with respect to the specific subject matter hereof, between or among them. References herein to "Sections" are to Sections hereof and to "Articles" are to Article hereof, and to "Exhibits" are to Exhibits attached hereto, each of which Exhibits is incorporated herein by reference, in each case unless specifically stated otherwise herein.

    AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

      10.10 Assistance. The parties will provide to each other all commercially reasonable information and assistance required by the relevant requesting party or by such party's authorized attorneys, agents or representatives, in connection with the requesting party's exercise of such party's rights and discharge of such party's obligations under this Agreement, including the prosecution and maintenance of the Licensed Patents, the prosecution of third party infringers of the Licensed Patents and the defense of any actions for infringement of third party rights which involve Licensed Patent claims.

ALGORX PHARMACEUTICALS, INC.                    INVENTORS:

                                                /s/ James N. Campbell
                                                -------------------------------
By: /s/ Gordon Saul                             JAMES N. CAMPBELL, M.D.
    ------------------------------              Date signed: August___, 2001
Name:_____________________________
Title:____________________________              /s/ Richard A. Meyer
Date signed: August 28, 2001                    ------------------------------
                                                RICHARD A. MEYER, M.S.
                                                Date signed: August___, 2001

                                                /s/ Marco Pappagallo
                                                ------------------------------
                                                MARCO PAPPAGALLO, M.D.
                                                Date signed: August___, 2001

   [SIGNATURE PAGE FOR ALGORX CAPSAICIN LICENSE - CAMPBELL, MEYER, PAPPAGALLO]

    AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

                                  EXHIBIT 1.1.4

                                LICENSED PATENTS

COUNTRY OR OTHER
   POLITICAL
 JURISDICTION        NUMBER              STATUS                    DATE
----------------   ----------   -------------------------   --------------------
USA                 5,962,532   Issued - 4th year           Oct. 5, 1999
                                maintenance fee due
                                Apr. 5, 2003

Australia              720859   Issued - Next renewal due   Sept. 28, 2000
                                Mar. 12, 2003

Europe             98911614.0   Pending - awaiting 2nd      Filing date - Mar. 12, 1998
                                office action               Nat'l phase entered Oct.
                                                            13, 1999

Japan               10-539822   Pending - Request for       Filing date - Mar. 12, 1998
                                examination due no          Nat'l phase entered Sept.
                                later than Mar. 8, 2005     9, 1999

Hong Kong          00107078.0   Pending - awaiting grant    Filing date - Oct. 30, 2000
                                of European patent

Canada              2,285,203   Pending - awaiting 1st      Filing date - Mar. 12, 1998
                                office action               Nat'l phase entered Sept.
                                                            9, 1999

    AlgoRx Pharmaceuticals, Inc. - Capsaicin license - Campbell/Meyer/Pappagallo

                                  EXHIBIT 4.1-C

                        OPTION FOR MARCO PAPPAGALLO, M.D.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

             VOID AFTER 5:00 P.M. DELAWARE TIME ON AUGUST 28, 2011

                    OPTION TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          ALGORX PHARMACEUTICALS, INC.

                       DATE OF ISSUANCE: August 28, 2001

      THIS CERTIFIES THAT DR. MARCO PAPPAGALLO, as the original holder hereof, and any person to whom the interest in this stock option (the "Option") is lawfully transferred as provided herein (the original holder hereof and such permitted transferees referred to hereinafter as the "Holder"), is entitled to purchase up to the number of shares set forth in Section 2(a) hereof, in accordance with the exercisability schedule set out in Section 2(c) hereof, as such number may be adjusted pursuant to Section 3 hereof, of fully paid and nonassessable shares (the "Shares") of the Common Stock (the "Common Stock") of ALGORX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), having an Exercise Price and an Aggregate Exercise Price determined as set forth in
Section 2(b) hereof (as such Exercise Price may be adjusted pursuant to Section 3 hereof), and subject to the terms and conditions set forth herein.

      1.Issuance Of This Option As Part Of License Fee. This Option is issued in payment to the original Holder hereof as a portion of the license fee paid by the Company to the original Holder hereof on the date of issuance of this Option under, and as specified in, that certain License Agreement dated as of the date of issuance of this Option by and among the Company, the original Holder hereof, and the other licensors thereunder (the "License Agreement"). This Option is not a nonqualified stock option, or any other type of employee stock option, and it is not issued and will not become exercisable, in whole or in part, in connection with or by reason of the performance of any services by the Holder. The original Holder and the Company hereby agree, by their mutual signatures on this Option, that this Option has a fair market value itself, as of the date of issuance of this Option, and as opposed to the purchase price for, or the fair market value of, Shares purchasable upon exercise of this Option, of Seventy-Two Dollars and Twenty-Two Cents ($72.22).

      2. Exercise of Option.

            (a) Number Of Shares. Subject to adjustment pursuant to Section 3 hereof, this Option will entitle the Holder to purchase up to seventy-two thousand two hundred twenty two (72,222) shares of the Common Stock of the Company in accordance with the exercisability schedule set out in Section 2(c) hereof.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Exercise Price; Aggregate Exercise Price. The exercise price at which this Option may be exercised (the "Exercise Price") will be One Dollar ($1.00) per share, as such Exercise Price may be adjusted from time to time pursuant to Section 3 hereof. The parties hereto acknowledge and agree that such One Dollar ($1.00) per share Exercise Price is substantially above the current fair market value of the Company's Common Stock and is an Exercise Price negotiated by the parties for purposes of this Option. The "Aggregate Exercise Price" of this Option upon exercise will be the amount resulting from multiplying the Exercise Price times the number of Shares purchased upon exercise hereof.

            (c) Exercisability Schedule.

                (i) General Exercisability Schedule. Subject to the provisions of Section 2(c)(ii) and Section 5 hereof, this Option will become exercisable as follows, upon the achievement by the Company of the following milestones (each, a "Milestone"): to the extent that a given Milestone is not achieved by the tenth (10th) anniversary of the date of issuance of this Option (i.e., by August 28,2011), and provided that exercisability of this Option has not been accelerated pursuant to Section 2(c)(ii) hereof, then at such tenth (10th) anniversary this Option will expire and will no longer be exercisable as to such number of Shares related to such given Milestone:

                                                               Number of Shares For Which This
                          Milestone                                   Option Is Exercisable
                          ---------                                   ---------------------
Execution and delivery of this Agreement
by all parties hereto:                                                  10,000 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase I
clinical trial:                                                         20,740 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase III
clinical trial or other FDA-approved clinical trial than
can, under FDA regulations, result in FDA approval for
commercial use, application or marketing of the first
Licensed Product in the Field of Use:                                   20,740 shares

FDA approval for commercial use, application or
marketing of the first Licensed Product in the Field of
Use, where "Field of Use" has the meaning assigned to
it in Section 1.1.2 of the License Agreement:                           20,742 shares
                                                                        -------------

       Total number of shares:                                          72,222 shares
                                                                        =============


                  (ii) Acceleration of Exercisability Upon Certain Events. Upon the happening of any of the following events, this Option will, to the extent not then exercisable, become immediately exercisable:


                        (A) The effective date of an assignment or transfer of the License Agreement by the Company to a person or entity which is not an affiliate of the Company (with "affiliate" defined for purposes of this Section 2(c)(ii)(A) to mean means, as to any person, another person controlled by, under common control with, or controlling such person.; for these purposes, "control" means (1) the possession, directly or indirectly, of the power to direct the management or

                                       AlgoRx Capsaicin License Fee Stock Option

policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, or (2) the ownership, directly or indirectly, of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of a person or entity, or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.; or

                        (B) The effective date of a change of control of the Company. For the purposes of this Section 2(c)(ii)(B), "change of control" means either of the following events:

                            (1) A merger or consolidation in which the Company
is not the surviving entity (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction and other than any other transaction in which there is no material change in the identity of the shareholders of the Company or their relative shareholdings in the Company and in each such case such options are assumed, converted, or replaced by the successor or acquiring corporation); or

                            (2) A merger in which the Company is the surviving
entity but after which the shareholders of the Company immediately prior to such merger (excluding any entity shareholder of the Company which merges with the Company in such merger, or which owns or controls another corporation or other entity which merges with the Company in such merger) do not own, immediately after such merger, voting control of the surviving entity.

            (d) Exercise Period.

                  (i) General Exercise Period. Subject to the provisions of
Section 2(d)(ii) and Section 5 hereof, the Holder will have until 5:00 p.m. Delaware time on August 28, 2011 to exercise this Option to the extent it has by its terms then become exercisable. This Option will expire, to the extent unexercised., at such time and on such date.

                  (ii) Accelerated Exercise Period. If this Option is accelerated pursuant to Section 2(c)(ii) hereof, the Holder will have ninety
(90) days after the date of such acceleration to exercise this Option, and this Option will expire, to the extent unexercised, at the end of such 90-day period.

            (e) Method of Exercise; Payment. The purchase right represented by this Option may be exercised by the Holder, in whole or in part, for up to the total number of shares remaining available to exercise by the surrender of this Option (with the Notice of Exercise in the form attached hereto as Annex I (the "Exercise Notice"), incorporated herein by reference, duly executed, at the principal office of the Company and by the payment to the Company of an amount in each case equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased, by: (i) check made payable to the Company drawn on a United States bank and for United States funds, and/or (ii) delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, and/or (iii) any combination thereof; provided that the par value per share of Shares purchased by exercise of this Option must be paid in cash to the extent then required by applicable law.

            (f) Net Issue Election. In lieu of exercising this Option pursuant to Section (e) hereof, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Option or any portion hereof by the surrender of this Option or such portion hereof to the Company (the "Net Exercise") at the principal office of the Company together with a completed Exercise Notice with the net exercise election therein properly initiated, provided that the par value per share of Shares purchased by exercise of this Option pursuant

                                       AlgoRx Capsaicin License Fee Stock Option

to this Section 2(f) must be paid in cash to the extent then required by applicable law. Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Common Stock of the Company as is computed using the following formula:

      X = Y (D-E)
          -------
             D

      where:

      X =   The number of Shares to be issued to the Holder pursuant to this
            Section 2(f).

      Y = The number of Shares covered by this Option in respect of which the Net Exercise election is made pursuant to this Section 2(f).

      D = The fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company (the "Board"), as of the date the net issue election is made pursuant to this
            Section 2(f).

      E = The Exercise Price in effect under this Option at the time the Net Exercise election is made pursuant to this Section 2(f).

      The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock. To the extent legally required, the Holder will pay in cash the par value of any shares purchased by such Net Exercise.

            (g) Issuance Of New Option. In the event of any exercise of the purchase right represented by this Option, certificates for the Shares so purchased will be delivered to the Holder within ten (10) days after receipt of such payment and, unless this Option has been fully exercised or has expired, a new Option representing the portion of the Shares, if any, with respect to which this Option will not then have been exercised will also be issued to the Holder within such ten (10) day period.

      3. Adjustments To Option. The number and kind of securities purchasable upon the exercise of this Option, and the Exercise Price, will be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification, Reorganization, Consolidation Or Merger. In case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, will execute and deliver to Holder a new warrant in substitution for this Option which will provide that the Holder will have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of Common Stock previously issuable upon exercise of this Option, the number and kind of securities, money and property receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of Common Stock of the Company, for each share of Common Stock otherwise issuable hereunder. Such new Option will provide for adjustments which will be as nearly equivalent as practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Exercise Price and to the number of shares issuable upon exercise of this Option. The provisions of this Section 3(a) will similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Split, Subdivision Or Combination Of Shares. If the Company at any time while this Option remains outstanding and unexpired splits, subdivides or combines the Common Stock, the Exercise Price will be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this Section 3(b) will become effective when the split, subdivision or combination becomes effective.

            (c) Stock Dividends. If the Company at any time while this Option remains outstanding and unexpired pays a dividend with respect to the Company's Common Stock, payable in shares of its Common Stock, securities convertible into or exchangeable for its Common Stock, as applicable ("Convertible Securities"), or options to purchase its Common Stock or Convertible Securities, as applicable ("Options"), the Exercise Price will be adjusted from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which will be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which will be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (including shares of Common Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distributions by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price will, upon any such decrease or increase becoming effective, be reduced or increased to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this Section 3(c) will become effective on the record date or, if there is no record date, on the date of issuance.

            (d) Adjustment Of Number Of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 3, the number of shares issuable upon exercise of this Option will be adjusted to the number obtained by dividing the then outstanding Aggregate Exercise Price by the Exercise Price immediately after such adjustment.

      4. Compliance With Securities Law; Transferability Of Option.

            (a) Legends. Any certificate for shares issued upon exercise hereof will be imprinted with a legend in substantially the form set forth in the Exercise Notice.

            (b) Transferability Of Option. This Option may not be transferred or assigned in whole or in part in any manner unless (i) approved in writing by the Company prior to such proposed transfer being effected (which approval will not be unreasonably withheld) or (ii) upon death or by laws of descent or by bequest through a will or trust instrument. Subject to the provisions of this Section 4(b), title to this Option may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery, by execution and delivery of a completed Assignment Form attached hereto as Annex II, incorporated herein by reference.

      5. Termination Of License Agreement. Upon termination of License Agreement by the Company, this Option will survive such termination, but will thereafter be exercisable only with respect to and for that portion of this Option which is exercisable at the date of such termination of the License Agreement by the Company, and will not thereafter be exercisable for any portion hereof which is not then so exercisable.

                                       AlgoRx Capsaicin License Fee Stock Option

      6. Miscellaneous. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company will make a cash payment therefor upon the basis of the Exercise Price then in effect. The terms and provisions of this Option will inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns, and the heirs, administrators and executors of the Holder, if at the relevant time such Holder is an individual. This Option will be governed by and construed under the laws of the State of Delaware, without regard to that body of law pertaining to conflict of laws or choice of law. The titles of the sections and subsections of this Option are for convenience only and are not to be considered in construing this Option.

                                  ALGORX PHARMACEUTICALS, INC.

                                  By: /s/ Gordon Saul
                                    --------------------------------------------
                                  Name:   Gordon Saul
                                  Title:

OPTION ACCEPTED AND AGREED:

/s/ Marco Pappagallo
-----------------------------------------
     (Signature of initial Option Holder)
Date signed: August_______, 2001

                                     ANNEX I

                               NOTICE OF EXERCISE

                           DATE:______________,______

AlgoRx Pharmaceuticals, Inc..

_____________________________

_____________________________

            Re:   Common Stock Option Notice of Exercise

Ladies/Gentleman:

      On this date, the undersigned___________________________________, as the
Holder of, and as defined in, that certain Option (the "Option") dated as of August 28,2001 from the Company to the original holder of such Option, hereby acquires from AlgoRx Pharmaceuticals, Inc., a Delaware corporation (the "Company"), an aggregate of____________shares (the "Restricted Securities") of the Common Stock of the Company by exercise of the Option hereby for such number of shares.

      1. Investment Intent. The undersigned represents and warrants that:

            (a) The Restricted Securities have been acquired by the undersigned for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the undersigned has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities.

            (b) The undersigned has acquired the Restricted Securities for the undersigned's own account and no one else has any beneficial ownership in the Restricted Securities.

      2. Restrictions On Transfer. The undersigned understands that:

            (a) In reliance upon the representations and warranties set forth herein, the Restricted Securities have not been registered with the Securities and Exchange Commission (the "SEC"), and accordingly may not be offered, sold or otherwise transferred except in compliance with the Securities Act (including any exemptions from registration thereunder);

            (b) The undersigned must bear the economic risk of the undersigned's investment in the Restricted Securities indefinitely unless the Restricted Securities are registered pursuant to the Securities Act or, in the opinion of counsel in form and substance satisfactory to the Company, an exemption from the registration requirement is available;

            (c) The undersigned cannot be assured that any exemption from the registration requirement will be available should the undersigned desire to transfer the Restricted Securities, and therefore, the undersigned may not be able to dispose of or otherwise transfer the Restricted Securities, under the circumstances, in the amounts, or at the time proposed by the undersigned;

            (d) Rule 144 promulgated under the Securities Act, which provides for certain limited, routine sales of unregistered securities, is not presently available with respect to the Restricted Securities, and the Company is under no obligation to furnish the information that might be necessary to enable the undersigned to sell any of the Restricted Securities under Rule 144; and

            (e) Only the Company may file a registration statement with the SEC, and except as may be provided in any written agreement between the Company the
Holder: (i) the Company is under no obligation to do so with respect to the Restricted Securities; nor (ii) does the Company have any obligation to file any other disclosure statement with the SEC with respect thereto.

      3. Legend And Stop-Transfer Orders. The undersigned understands that, if required by applicable federal securities laws at the date of issuance of the Restricted Securities, certificates or other instruments representing any of the Restricted Securities acquired by the undersigned will bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws, or by any contractual agreement binding upon the undersigned with respect to the Restricted Securities:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      The undersigned agrees that, to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notation to the same effect in the Company's records.

      4. Representations And Warranties. The undersigned represents and warrants that:

            (a) The undersigned has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the undersigned considers important to making the decision to invest in the Restricted Securities. The undersigned has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

            (b) The undersigned recognizes that the investment in the Restricted Securities involves special and substantial risks. The undersigned recognizes
(i) the highly speculative nature of the investment, (ii) the financial hazards involved, (iii) the lack of liquidity of the Restricted Securities and the restrictions upon transferability thereof, (iv) the qualifications and backgrounds of the principals of the Company, and (v) the tax consequences of investment in Restricted Securities, among other matters.

            (c) The undersigned is capable of evaluating the merits and risks of an investment in the Restricted Securities and is financially capable of bearing a total loss of this investment.

            (d) The undersigned either (i) has a preexisting personal or business relationship with the Company or its principals or (ii) by reason of the undersigned's business or financial experience, has the capacity to protect the undersigned's own interests in connection with this transaction.

            (e) The offer and sale of the Restricted Securities was not accomplished by the publication of any advertisement.

            (f) Neither the Company nor its attorneys or other advisors or representatives have made any representations or warranties to the undersigned with respect to the income or other tax consequences of an investment in the Restricted Securities, and the undersigned is in no manner relying on the Company or its attorneys or other advisors or representatives for an assessment of such tax consequences.

            (g) The undersigned's address is:___________________________________
                                             ___________________________________
                                             ___________________________________

            (h) NET EXERCISE ELECTION: If applicable, the undersigned elects to purchase the Restricted Securities by Net Exercise (as defined in the Option), by initialing in the following space (please initial only if Net Exercise chosen): _____________________________.

PRINTED NAME IF INDIVIDUAL :            PRINTED NAME IF CORPORATION.
PARTNERSHIP OR TRUST:

____________________________________

                                        ________________________________________
____________________________________
                (Signature)             By:_____________________________________
Date signed: _______________________    Name:___________________________________
Address:____________________________    Title:__________________________________
        ____________________________    Date signed:____________________________
        ____________________________    Address:________________________________
Social Security Number:_____________           _________________________________

                                        Taxpayer Identification Number:
                                        ________________________________________

                                    ANNEX II

                                ASSIGNMENT FORM

                          ALGORX PHARMACEUTICALS, INC.
                               COMMON STOCK OPTION
                          ISSUED AS OF AUGUST 28,2001

   (To assign the foregoing Option, execute this form and supply the required information)(Do not use this form to exercise the Option to purchase shares.)

FOR VALUE RECEIVED, the Option for Common Stock of ALGORX PHARMACEUTICALS, INC. initially issued as of August 28,2001 (the "Option") and all rights evidenced thereby are hereby assigned by the Assigning Holder as shown below, to the Assignee as shown below:

Printed Name Of Assigning Holder:    ___________________________________________

Assigning Holder's Signature*:       ___________________________________________
                                     Title (as appropriate):____________________

Assigning Holder's Address:          ___________________________________________
                                     ___________________________________________
Printed Name of Assignee:            ___________________________________________

Assignee's Signature*:               ___________________________________________
                                     Title (as appropriate):____________________

Assignee's Address:                  ___________________________________________

                                     ___________________________________________
Date of Assignment:                  ___________________________________________

CONSENT TO ASSIGNMENT
(MUST BE COMPLETED AND SIGNED IN ORDER FOR ASSIGNMENT TO BE VALID:

ALGORX PHARMACEUTICALS, INC.

By:________________________________________
Name:______________________________________
Title:_____________________________________
Date signed:_______________________________

--------------------------------------------------------------------------------
* The signature to this Assignment for the Assigning Holder must correspond with the name of such then-current Assigning Holder as it appears on the face of the assigned Option at the time of such proposed transfer, without any change. Officers of corporations and those acting in a fiduciary or other representative capacity for the Assigning Holder must file with AlgoRx, with this Assignment, proper evidence of authority to assign the Option.

   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

                                  EXHIBIT 4.1-B

                       OPTION FOR RICHARD A. MEYER, M.S.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

              VOID AFTER 5:00 P.M. DELAWARE TIME ON AUGUST 28, 2011

                    OPTION TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          ALGORX PHARMACEUTICALS, INC.

                        DATE OF ISSUANCE: August 28, 2001

      THIS CERTIFIES THAT RICHARD A. MEYER, as the original holder hereof, and any person to whom the interest in this stock option (the "Option") is lawfully transferred as provided herein (the original holder hereof and such permitted transferees referred to hereinafter as the "Holder"), is entitled to purchase up to the number of shares set forth in Section 2(a) hereof, in accordance with the exercisability schedule set out in Section 2(c) hereof, as such number may be adjusted pursuant to Section 3 hereof, of fully paid and nonassessable shares (the "Shares") of the Common Stock (the "Common Stock") of ALGORX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), having an Exercise Price and an Aggregate Exercise Price determined as set forth in
Section 2(b) hereof (as such Exercise Price may be adjusted pursuant to Section 3 hereof), and subject to the terms and conditions set forth herein.

      1. Issuance Of This Option As Part Of License Fee. This Option is issued in payment to the original Holder hereof as a portion of the license fee paid by the Company to the original Holder hereof on the date of issuance of this Option under, and as specified in, that certain License Agreement dated as of the date of issuance of this Option by and among the Company, the original Holder hereof, and the other licensors thereunder (the "License Agreement"). This Option is not a nonqualified stock option, or any other type of employee stock option, and it is not issued and will not become exercisable, in whole or in part, in connection with or by reason of the performance of any services by the Holder. The original Holder and the Company hereby agree, by their mutual signatures on this Option, that this Option has a fair market value itself, as of the date of issuance of this Option, and as opposed to the purchase price for, or the fair market value of, Shares purchasable upon exercise of this Option, of Seventy-Two Dollars and Twenty-Two Cents ($72.22).

      2. Exercise of Option.

            (a) Number Of Shares. Subject to adjustment pursuant to Section 3 hereof, this Option will entitle the Holder to purchase up to seventy-two thousand two hundred twenty two (72,222) shares of the Common Stock of the Company in accordance with the exercisability schedule set out in Section 2(c) hereof.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Exercise Price; Aggregate Exercise Price. The exercise price at which this Option may be exercised (the "Exercise Price") will be One Dollar ($1.00) per share, as such Exercise Price may be adjusted from time to time pursuant to Section 3 hereof. The parties hereto acknowledge and agree that such One Dollar ($1.00) per share Exercise Price is substantially above the current fair market value of the Company's Common Stock and is an Exercise Price negotiated by the parties for purposes of this Option. The "Aggregate Exercise Price" of this Option upon exercise will be the amount resulting from multiplying the Exercise Price times the number of Shares purchased upon exercise hereof.

            (c) Exercisability Schedule.

                  (i) General Exercisability Schedule. Subject to the provisions of Section 2(c)(ii) and Section 5 hereof, this Option will become exercisable as follows, upon the achievement by the Company of the following milestones (each, a "Milestone"); to the extent that a given Milestone is not achieved by the tenth (10th) anniversary of the date of issuance of this Option (i.e., by August 28,2011), and provided that exercisability of this Option has not been accelerated pursuant to Section 2(c)(ii) hereof, then at such tenth (10th) anniversary this Option will expire and will no longer be exercisable as to such number of Shares related to such given Milestone:

                                                                Number of Shares For Which This
                          Milestone                                   Option Is Exercisable
                          ---------                                   ---------------------
Execution and delivery of this Agreement
by all parties hereto:                                                   10,000 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase I
clinical trial:                                                          20,740 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase III
clinical trial or other FDA-approved clinical trial than
can, under FDA regulations, result in FDA approval for
commercial use, application or marketing of the first
Licensed Product in the Field of Use:                                    20,740 shares

FDA approval for commercial use, application or
marketing of the first Licensed Product in the Field of
Use, where "Field of Use" has the meaning assigned to
it in Section 1.1.2 of the License Agreement:                            20,742 shares
                                                                         -------------

        Total number of shares:                                          72,222 shares
                                                                         =============

                  (ii) Acceleration of Exercisability Upon Certain Events. Upon the happening of any of the following events, this Option will, to the extent not then exercisable, become immediately exercisable:

                        (A) The effective date of an assignment or transfer of the License Agreement by the Company to a person or entity which is not an affiliate of the Company (with "affiliate" defined for purposes of this Section 2(c)(ii)(A) to mean means, as to any person, another person controlled by, under common control with, or controlling such person.; for these purposes, "control" means (1) the possession, directly or indirectly, of the power to direct the management or

                                       AlgoRx Capsaicin License Fee Stock Option

policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, or (2) the ownership, directly or indirectly, of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of a person or entity, or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.; or

                        (B) The effective date of a change of control of the Company. For the purposes of this Section 2(c)(ii)(B), "change of control" means either of the following events:

                              (1) A merger or consolidation in which the Company
is not the surviving entity (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction and other than any other transaction in which there is no material change in the identity of the shareholders of the Company or their relative shareholdings in the Company and in each such case such options are assumed, converted, or replaced by the successor or acquiring corporation); or

                              (2) A merger in which the Company is the surviving
entity but after which the shareholders of the Company immediately prior to such merger (excluding any entity shareholder of the Company which merges with the Company in such merger, or which owns or controls another corporation or other entity which merges with the Company in such merger) do not own, immediately after such merger, voting control of the surviving entity.

            (d) Exercise Period.

                  (i) General Exercise Period. Subject to the provisions of
Section 2(d)(ii) and Section 5 hereof, the Holder will have until 5:00 p.m. Delaware time on August 28, 2011 to exercise this Option to the extent it has by its terms then become exercisable. This Option will expire, to the extent unexercised., at such time and on such date.

                  (ii) Accelerated Exercise Period. If this Option is accelerated pursuant to Section 2(c)(ii) hereof, the Holder will have ninety
(90) days after the date of such acceleration to exercise this Option, and this Option will expire, to the extent unexercised, at the end of such 90-day period.

            (e) Method of Exercise; Payment. The purchase right represented by this Option may be exercised by the Holder, in whole or in part, for up to the total number of shares remaining available to exercise by the surrender of this Option (with the Notice of Exercise in the form attached hereto as Annex I (the "Exercise Notice"), incorporated herein by reference, duly executed, at the principal office of the Company and by the payment to the Company of an amount in each case equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased, by: (i) check made payable to the Company drawn on a United States bank and for United States funds, and/or (ii) delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, and/or (iii) any combination thereof; provided that the par value per share of Shares purchased by exercise of this Option must be paid in cash to the extent then required by applicable law.

            (f) Net Issue Election. In lieu of exercising this Option pursuant to Section (e) hereof, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Option or any portion hereof by the surrender of this Option or such portion hereof to the Company (the "Net Exercise") at the principal office of the Company together with a completed Exercise Notice with the net exercise election therein properly initialed, provided that the par value per share of Shares purchased by exercise of this Option pursuant

                                       AlgoRx Capsaicin License Fee Stock Option

to this Section 2(f) must be paid in cash to the extent then required by applicable law. Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Common Stock of the Company as is computed using the following formula:

      X = Y (D-E)
          -------
             D

            where:

            X = The number of Shares to be issued to the Holder pursuant to this Section 2(f).

            Y = The number of Shares covered by this Option in respect of which the Net Exercise election is made pursuant to this
                  Section 2(f).

            D = The fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company (the "Board"), as of the date the net issue election is made pursuant to this Section 2(f).

            E = The Exercise Price in effect under this Option at the time the Net Exercise election is made pursuant to this Section 2(f).

      The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock. To the extent legally required, the Holder will pay in cash the par value of any shares purchased by such Net Exercise.

            (g) Issuance Of New Option. In the event of any exercise of the purchase right represented by this Option, certificates for the Shares so purchased will be delivered to the Holder within ten (10) days after receipt of such payment and, unless this Option has been fully exercised or has expired, a new Option representing the portion of the Shares, if any, with respect to which this Option will not then have been exercised will also be issued to the Holder within such ten (10) day period.

      3. Adjustments To Option. The number and kind of securities purchasable upon the exercise of this Option, and the Exercise Price, will be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification, Reorganization, Consolidation Or Merger. In case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, will execute and deliver to Holder a new warrant in substitution for this Option which will provide that the Holder will have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of Common Stock previously issuable upon exercise of this Option, the number and kind of securities, money and property receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of Common Stock of the Company, for each share of Common Stock otherwise issuable hereunder. Such new Option will provide for adjustments which will be as nearly equivalent as practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Exercise Price and to the number of shares issuable upon exercise of this Option. The provisions of this Section 3(a) will similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Split, Subdivision Or Combination Of Shares. If the Company at any time while this Option remains outstanding and unexpired splits, subdivides or combines the Common Stock, the Exercise Price will be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this Section 3(b) will become effective when the split, subdivision or combination becomes effective.

            (c) Stock Dividends. If the Company at any time while this Option remains outstanding and unexpired pays a dividend with respect to the Company's Common Stock, payable in shares of its Common Stock, securities convertible into or exchangeable for its Common Stock, as applicable ("Convertible Securities"), or options to purchase its Common Stock or Convertible Securities, as applicable ("Options"), the Exercise Price will be adjusted from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which will be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which will be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (including shares of Common Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distributions by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price will, upon any such decrease or increase becoming effective, be reduced or increased to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any Adjustment under this Section 3(c) will become effective on the record date or, if there is no record date, on the date of issuance.

            (d) Adjustment Of Number Of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 3, the number of shares issuable upon exercise of this Option will be adjusted to the number obtained by dividing the then outstanding Aggregate Exercise Price by the Exercise Price immediately after such adjustment.

      4. Compliance With Securities Law; Transferability Of Option.

            (a) Legends. Any certificate for shares issued upon exercise hereof will be imprinted with a legend in substantially the form set forth in the Exercise Notice.

            (b) Transferability Of Option. This Option may not be transferred or assigned in whole or in part in any manner unless (i) approved in writing by the Company prior to such proposed transfer being effected (which approval will not be unreasonably withheld) or (ii) upon death or by laws of descent or by bequest through a will or trust instrument. Subject to the provisions of this Section 4(b), title to this Option may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery, by execution and delivery of a completed Assignment Form attached hereto as Annex II, incorporated herein by reference.

      5. Termination Of License Agreement. Upon termination of License Agreement by the Company, this Option will survive such termination, but will thereafter be exercisable only with respect to and for that portion of this Option which is exercisable at the date of such termination of the License Agreement by the Company, and will not thereafter be exercisable for any portion hereof which is not then so exercisable.

                                       AlgoRx Capsaicin License Fee Stock Option

      6. Miscellaneous. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company will make a cash payment therefor upon the basis of the Exercise Price then in effect. The terms and provisions of this Option will inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns, and the heirs, administrators and executors of the Holder, if at the relevant time such Holder is an individual. This Option will be governed by and construed under the laws of the State of Delaware, without regard to that body of law pertaining to conflict of laws or choice of law. The titles of the sections and subsections of this Option are for convenience only and are not to be considered in construing this Option.

                                     ALGORX PHARMACEUTICALS, INC.

                                     By: /s/ Gordon Saul
                                       -----------------------------------------
                                     Name: GORDON SAUL
                                     Title:

OPTION ACCEPTED AND AGREED:

/s/ Richard A. Meyer
-------------------------------------
  (Signature of initial Option Holder)
Date signed: August 30, 2001

                                    ANNEX I

                               NOTICE OF EXERCISE

                           DATE: _____________,______

AlgoRx Pharmaceuticals, Inc..

______________________

______________________

            Re: Common Stock Option Notice of Exercise

Ladies/Gentleman:

      On this date, the undersigned__________________________________________, as the Holder of, and as defined in, that certain Option (the "Option") dated as of August 28, 2001 from the Company to the original holder of such Option, hereby acquires from AlgoRx Pharmaceuticals, Inc., a Delaware corporation (the "Company"), an aggregate of____________shares (the "Restricted Securities") of the Common Stock of the Company by exercise of the Option hereby for such number of shares.

      1. Investment Intent. The undersigned represents and warrants that:

            (a) The Restricted Securities have been acquired by the undersigned for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the undersigned has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities.

            (b) The undersigned has acquired the Restricted Securities for the undersigned's own account and no one else has any beneficial ownership in the Restricted Securities.

      2. Restrictions On Transfer. The undersigned understands that:

            (a) In reliance upon the representations and warranties set forth herein, the Restricted Securities have not been registered with the Securities and Exchange Commission (the "SEC"), and accordingly may not be offered, sold or otherwise transferred except in compliance with the Securities Act (including any exemptions from registration thereunder);

            (b) The undersigned must bear the economic risk of the undersigned's investment in the Restricted Securities indefinitely unless the Restricted Securities are registered pursuant to the Securities Act or, in the opinion of counsel in form and substance satisfactory to the Company, an exemption from the registration requirement is available;

            (c) The undersigned cannot be assured that any exemption from the registration requirement will be available should the undersigned desire to transfer the Restricted Securities, and therefore, the undersigned may not be able to dispose of or otherwise transfer the Restricted Securities, under the circumstances, in the amounts, or at the time proposed by the undersigned;

            (d) Rule 144 promulgated under the Securities Act, which provides for certain limited, routine sales of unregistered securities, is not presently available with respect to the Restricted Securities, and the Company is under no obligation to furnish the information that might be necessary to enable the undersigned to sell any of the Restricted Securities under Rule 144; and

            (e) Only the Company may file a registration statement with the SEC, and except as may be provided in any written agreement between the Company the
Holder: (i) the Company is under no obligation to do so with respect to the Restricted Securities; nor (ii) does the Company have any obligation to file any other disclosure statement with the SEC with respect thereto.

      3. Legend And Stop-Transfer Orders. The undersigned understands that, if required by applicable federal securities laws at the date of issuance of the Restricted Securities, certificates or other instruments representing any of the Restricted Securities acquired by the undersigned will bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws, or by any contractual agreement binding upon the undersigned with respect to the Restricted Securities:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      The undersigned agrees that, to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notation to the same effect in the Company's records.

      4. Representations And Warranties. The undersigned represents and warrants that:

            (a) The undersigned has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the undersigned considers important to making the decision to invest in the Restricted Securities. The undersigned has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

            (b) The undersigned recognizes that the investment in the Restricted Securities involves special and substantial risks. The undersigned recognizes
(i) the highly speculative nature of the investment, (ii) the financial hazards involved, (iii) the lack of liquidity of the Restricted Securities and the restrictions upon transferability thereof, (iv) the qualifications and backgrounds of the principals of the Company, and (v) the tax consequences of investment in Restricted Securities, among other matters.

            (c) The undersigned is capable of evaluating the merits and risks of an investment in the Restricted Securities and is financially capable of bearing a total loss of this investment.

            (d) The undersigned either (i) has a preexisting personal or business relationship with the Company or its principals or (ii) by reason of the undersigned's business or financial experience, has the capacity to protect the undersigned's own interests in connection with this transaction.

            (e) The offer and sale of the Restricted Securities was not accomplished by the publication of any advertisement.

            (f) Neither the Company nor its attorneys or other advisors or representatives have made any representations or warranties to the undersigned with respect to the income or other tax consequences of an investment in the Restricted Securities, and the undersigned is in no manner relying on the Company or its attorneys or other advisors or representatives for an assessment of such tax consequences.

            (g) The undersigned's address is:___________________________________
                                             ___________________________________
                                             ___________________________________

            (h) NET EXERCISE ELECTION: If applicable, the undersigned elects to purchase the Restricted Securities by Net Exercise (as defined in the Option), by initialing in the following space (please initial only if Net Exercise chosen): ____________________________.

PRINTED NAME IF INDIVIDUAL:                      PRINTED NAME IF CORPORATION.
PARTNERSHIP OR TRUST:
_____________________________________
                                        ________________________________________
_____________________________________
             (Signature)                By:_____________________________________
Date signed: ________________________   Name:___________________________________
Address:_____________________________   Title:__________________________________
        _____________________________   Date signed:____________________________
        _____________________________   Address:________________________________
Social Security Number:______________           ________________________________
                                                ________________________________

                                        Taxpayer Identification Number:
                                        ________________________________________

                                    ANNEX II

                                 ASSIGNMENT FORM

                          ALGORX PHARMACEUTICALS, INC.
                               COMMON STOCK OPTION
                          ISSUED AS OF AUGUST 28, 2001

         (To assign the foregoing Option, execute this form and supply the required information)
       (Do not use this form to exercise the Option to purchase shares.)

FOR VALUE RECEIVED, the Option for Common Stock of ALGORX PHARMACEUTICALS, INC. initially issued as of August 28, 2001 (the "Option") and all rights evidenced thereby are hereby assigned by the Assigning Holder as shown below, to the Assignee as shown below:

Printed Name Of Assigning Holder:    ___________________________________________

Assigning Holder's Signature*:       ___________________________________________
                                     Title (as appropriate):____________________

Assigning Holder's Address:          ___________________________________________

Printed Name of Assignee:            ___________________________________________

Assignee's Signature*:               ___________________________________________
                                     Title (as appropriate):____________________

Assignee's Address:                  ___________________________________________

Date of Assignment:                  ___________________________________________

CONSENT TO ASSIGNMENT
(MUST BE COMPLETED AND SIGNED IN ORDER FOR ASSIGNMENT TO BE VALID:

ALGORX PHARMACEUTICALS, INC.

By:__________________________________
Name:________________________________
Title:_______________________________
Date signed:_________________________

--------------------------------------------------------------------------------
* The signature to this Assignment for the Assigning Holder must correspond with the name of such then-current Assigning Holder as it appears on the face of the assigned Option at the time of such proposed transfer, without any change. Officers of corporations and those acting in a fiduciary or other representative capacity for the Assigning Holder must file with AlgoRx, with this Assignment, proper evidence of authority to assign the Option.

   AlgoRx Pharmaceuticals, Inc. - Capsaicin License - Campbell/Meyer/Pappagallo

                                  EXHIBIT 4.1-A

                       OPTION FOR JAMES N. CAMPBELL, M.D.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

             VOID AFTER 5:00 P.M. DELAWARE TIME ON AUGUST 28, 2011

                    OPTION TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                          ALGORX PHARMACEUTICALS, INC.

                        DATE OF ISSUANCE: August 28, 2001

      THIS CERTIFIES THAT DR. JAMES N. CAMPBELL, as the original holder hereof, and any person to whom the interest in this stock option (the "Option") is lawfully transferred as provided herein (the original holder hereof and such permitted transferees referred to hereinafter as the "Holder"), is entitled to purchase up to the number of shares set forth in Section 2(a) hereof, in accordance with the exercisability schedule set out in Section 2(c) hereof, as such number may be adjusted pursuant to Section 3 hereof, of fully paid and nonassessable shares (the "Shares") of the Common Stock (the "Common Stock") of ALGORX PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), having an Exercise Price and an Aggregate Exercise Price determined as set forth in
Section 2(b) hereof (as such Exercise Price may be adjusted pursuant to Section 3 hereof), and subject to the terms and conditions set forth herein.

      1. Issuance Of This Option As Part Of License Fee. This Option is issued in payment to the original Holder hereof as a portion of the license fee paid by the Company to the original Holder hereof on the date of issuance of this Option under, and as specified in, that certain License Agreement dated as of the date of issuance of this Option by and among the Company, the original Holder hereof, and the other licensors thereunder (the "License Agreement"). This Option is not a nonqualified stock option, or any other type of employee stock option, and it is not issued and will not become exercisable, in whole or in part, in connection with or by reason of the performance of any services by the Holder. The original Holder and the Company hereby agree, by their mutual signatures on this Option, that this Option has a fair market value itself, as of the date of issuance of this Option, and as opposed to the purchase price for, or the fair market value of, Shares purchasable upon exercise of this Option, of Seventy-Two Dollars and Twenty-Two Cents ($72.22).

      2. Exercise of Option.

            (a) Number Of Shares. Subject to adjustment pursuant to Section 3 hereof, this Option will entitle the Holder to purchase up to seventy-two thousand two hundred twenty two (72,222) shares of the Common Stock of the Company in accordance with the exercisability schedule set out in Section 2(c) hereof.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Exercise Price; Aggregate Exercise Price. The exercise price at which this Option may be exercised (the "Exercise Price") will be One Dollar ($1.00) per share, as such Exercise Price may be adjusted from time to time pursuant to Section 3 hereof. The parties hereto acknowledge and agree that such One Dollar ($1.00) per share Exercise Price is substantially above the current fair market value of the Company's Common Stock and is an Exercise Price negotiated by the parties for purposes of this Option. The "Aggregate Exercise Price" of this Option upon exercise will be the amount resulting from multiplying the Exercise Price times the number of Shares purchased upon exercise hereof.

            (c) Exercisability Schedule.

                  (i) General Exercisability Schedule. Subject to the provisions of Section 2(c)(ii) and Section 5 hereof, this Option will become exercisable as follows, upon the achievement by the Company of the following milestones (each, a "Milestone"); to the extent that a given Milestone is not achieved by the tenth (10th) anniversary of the date of issuance of this Option (i.e., by August 28, 2011), and provided that exercisability of this Option has not been accelerated pursuant to Section 2(c)(ii) hereof, then at such tenth (10th) anniversary this Option will expire and will no longer be exercisable as to such number of Shares related to such given Milestone:

                                                                Number of Shares For Which This
                          Milestone                                   Option Is Exercisable
                          ---------                                   ---------------------
Execution and delivery of this Agreement
by all parties hereto:                                                   10,000 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase I
clinical trial:                                                          20,740 shares

First administration to a subject of a drug, using
Licensed Technology, in an FDA-approved Phase III
clinical trial or other FDA-approved clinical trial than
can, under FDA regulations, result in FDA approval for
commercial use, application or marketing of the first
Licensed Product in the Field of Use:                                    20,740 shares

FDA approval for commercial use, application or
marketing of the first Licensed Product in the Field of
Use, where "Field of Use" has the meaning assigned to
it in Section 1.1.2 of the License Agreement:                            20,742 shares
                                                                         -------------

        Total number of shares:                                          72,222 shares
                                                                         =============

                  (ii) Acceleration of Exercisability Upon Certain Events. Upon the happening of any of the following events, this Option will, to the extent not then exercisable, become immediately exercisable:


                        (A) The effective date of an assignment or transfer of the License Agreement by the Company to a person or entity which is not an affiliate of the Company (with "affiliate" defined for purposes of this Section 2(c)(ii)(A) to mean means, as to any person, another person controlled by, under common control with, or controlling such person.; for these purposes, "control" means (1) the possession, directly or indirectly, of the power to direct the management or

                                       AlgoRx Capsaicin License Fee Stock Option

policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise, or (2) the ownership, directly or indirectly, of at least fifty percent (50%) of the outstanding voting securities or other ownership interest of a person or entity, or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction.; or

                        (B) The effective date of a change of control of the Company. For the purposes of this Section 2(c)(ii)(B), "change of control" means either of the following events:

                              (1) A merger or consolidation in which the Company
is not the surviving entity (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction and other than any other transaction in which there is no material change in the identity of the shareholders of the Company or their relative shareholdings in the Company and in each such case such options are assumed, converted, or replaced by the successor or acquiring corporation); or

                              (2) A merger in which the Company is the surviving
entity but after which the shareholders of the Company immediately prior to such merger (excluding any entity shareholder of the Company which merges with the Company in such merger, or which owns or controls another corporation or other entity which merges with the Company in such merger) do not own, immediately after such merger, voting control of the surviving entity.

            (d) Exercise Period.

                  (i) General Exercise Period. Subject to the provisions of
Section 2(d)(ii) and Section 5 hereof, the Holder will have until 5:00 p.m. Delaware time on August 28, 2011 to exercise this Option to the extent it has by its terms then become exercisable. This Option will expire, to the extent unexercised., at such time and on such date.

                  (ii) Accelerated Exercise Period. If this Option is accelerated pursuant to Section 2(c)(ii) hereof, the Holder will have ninety
(90) days after the date of such acceleration to exercise this Option, and this Option will expire, to the extent unexercised, at the end of such 90-day period.

            (e) Method of Exercise; Payment. The purchase right represented by this Option may be exercised by the Holder, in whole or in part, for up to the total number of shares remaining available to exercise by the surrender of this Option (with the Notice of Exercise in the form attached hereto as Annex I (the "Exercise Notice"), incorporated herein by reference, duly executed, at the principal office of the Company and by the payment to the Company of an amount in each case equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased, by: (i) check made payable to the Company drawn on a United States bank and for United States funds, and/or (ii) delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, and/or (iii) any combination thereof; provided that the par value per share of Shares purchased by exercise of this Option must be paid in cash to the extent then required by applicable law.

            (f) Net Issue Election. In lieu of exercising this Option pursuant to Section (e) hereof, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Option or any portion hereof by the surrender of this Option or such portion hereof to the Company (the "Net Exercise") at the principal office of the Company together with a completed Exercise Notice with the net exercise election therein properly initialed, provided that the par value per share of Shares purchased by exercise of this Option pursuant

                                       AlgoRx Capsaicin License Fee Stock Option

to this Section 2(f) must be paid in cash to the extent then required by applicable law. Thereupon, the Company will issue to the Holder such number of fully paid and nonassessable shares of Common Stock of the Company as is computed using the following formula:

      X = Y(D-E) / D

            where:

            X     = The number of Shares to be issued to the Holder pursuant to this Section 2(f).

            Y     = The number of Shares covered by this Option in respect of which the Net Exercise election is made pursuant to this
                    Section 2(f).

            D     = The fair market value of one share of Common Stock, as
                    determined in good faith by the Board of Directors of the Company (the "Board"), as of the date the net issue election is made pursuant to this Section 2(f).

            E     = The Exercise Price in effect under this Option at the time the Net Exercise election is made pursuant to this Section 2(f).

      The Board will promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock. To the extent legally required, the Holder will pay in cash the par value of any shares purchased by such Net Exercise.

            (g) Issuance Of New Option. In the event of any exercise of the purchase right represented by this Option, certificates for the Shares so purchased will be delivered to the Holder within ten (10) days after receipt of such payment and, unless this Option has been fully exercised or has expired, a new Option representing the portion of the Shares, if any, with respect to which this Option will not then have been exercised will also be issued to the Holder within such ten (10) day period.

      3. Adjustments To Option, The number and kind of securities purchasable upon the exercise of this Option, and the Exercise Price, will be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification, Reorganization, Consolidation Or Merger. In case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation, as the case may be, will execute and deliver to Holder a new warrant in substitution for this Option which will provide that the Holder will have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of Common Stock previously issuable upon exercise of this Option, the number and kind of securities, money and property receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of Common Stock of the Company, for each share of Common Stock otherwise issuable hereunder. Such new Option will provide for adjustments which will be as nearly equivalent as practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Exercise Price and to the number of shares issuable upon exercise of this Option. The provisions of this Section 3(a) will similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

                                       AlgoRx Capsaicin License Fee Stock Option

            (b) Split, Subdivision Or Combination Of Shares. If the Company at any time while this Option remains outstanding and unexpired splits, subdivides or combines the Common Stock, the Exercise Price will be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this Section 3(b) will become effective when the split, subdivision or combination becomes effective.

            (c) Stock Dividends. If the Company at any time while this Option remains outstanding and unexpired pays a dividend with respect to the Company's Common Stock, payable in shares of its Common Stock, securities convertible into or exchangeable for its Common Stock, as applicable ("Convertible Securities"), or options to purchase its Common Stock or Convertible Securities, as applicable ("Options"), the Exercise Price will be adjusted from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which will be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which will be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (including shares of Common Stock issuable upon exercise, conversion or exchange of any Options or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distributions by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price will, upon any such decrease or increase becoming effective, be reduced or increased to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this Section 3(c) will become effective on the record date or, if there is no record date, on the date of issuance.

            (d) Adjustment Of Number Of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 3, the number of shares issuable upon exercise of this Option will be adjusted to the number obtained by dividing the then outstanding Aggregate Exercise Price by the Exercise Price immediately after such adjustment.

      4. Compliance With Securities Law; Transferability Of Option.

            (a) Legends. Any certificate for shares issued upon exercise hereof will be imprinted with a legend in substantially the form set forth in the Exercise Notice.

            (b) Transferability Of Option. This Option may not be transferred or assigned in whole or in part in any manner unless (i) approved in writing by the Company prior to such proposed transfer being effected (which approval will not be unreasonably withheld) or (ii) upon death or by laws of descent or by bequest through a will or trust instrument. Subject to the provisions of this Section 4(b), title to this Option may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery, by execution and delivery of a completed Assignment Form attached hereto as Annex II, incorporated herein by reference.

      5. Termination Of License Agreement. Upon termination of License Agreement by the Company, this Option will survive such termination, but will thereafter be exercisable only with respect to and for that portion of this Option which is exercisable at the date of such termination of the License Agreement by the Company, and will not thereafter be exercisable for any portion hereof which is not then so exercisable.

                                       AlgoRx Capsaicin License Fee Stock Option

      6. Miscellaneous. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company will make a cash payment therefor upon the basis of the Exercise Price then in effect. The terms and provisions of this Option will inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns, and the heirs, administrators and executors of the Holder, if at the relevant time such Holder is an individual. This Option will be governed by and construed under the laws of the State of Delaware, without regard to that body of law pertaining to conflict of laws or choice of law. The titles of the sections and subsections of this Option are for convenience only and are not to be considered in construing this Option.

                                     ALGORX PHARMACEUTICALS, INC.

                                     By: /s/ Gordon Saul
                                       -----------------------------------------
                                     Name: Gordon Saul

                                     Title:_____________________________________

OPTION ACCEPTED AND AGREED:

        /s/ James N. Campbell
-----------------------------------------
     (Signature of initial Option Holder)
Date signed: August 29, 2001

                                    ANNEX I

                               NOTICE OF EXERCISE

                            DATE: ____________, ______

AlgoRx Pharmaceuticals, Inc..

_______________________

_______________________

                  Re: Common Stock Option Notice of Exercise

Ladies/Gentleman:

      On this date, the undersigned ____________________________, as the Holder of, and as defined in, that certain Option (the "Option") dated as of August 28, 2001 from the Company to the original holder of such Option, hereby acquires from AlgoRx Pharmaceuticals, Inc., a Delaware corporation (the "Company"), an aggregate of _____________ shares (the "Restricted Securities") of the Common Stock of the Company by exercise of the Option hereby for such number of shares.

      1. Investment Intent. The undersigned represents and warrants that:

            (a) The Restricted Securities have been acquired by the undersigned for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the undersigned has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities.

            (b) The undersigned has acquired the Restricted Securities for the undersigned's own account and no one else has any beneficial ownership in the Restricted Securities.

      2. Restrictions On Transfer. The undersigned understands that:

            (a) In reliance upon the representations and warranties set forth herein, the Restricted Securities have not been registered with the Securities and Exchange Commission (the "SEC"), and accordingly may not be offered, sold or otherwise transferred except in compliance with the Securities Act (including any exemptions from registration thereunder);

            (b) The undersigned must bear the economic risk of the undersigned's investment in the Restricted Securities indefinitely unless the Restricted Securities are registered pursuant to the Securities Act or, in the opinion of counsel in form and substance satisfactory to the Company, an exemption from the registration requirement is available;

            (c) The undersigned cannot be assured that any exemption from the registration requirement will be available should the undersigned desire to transfer the Restricted Securities, and therefore, the undersigned may not be able to dispose of or otherwise transfer the Restricted Securities, under the circumstances, in the amounts, or at the time proposed by the undersigned;

            (d) Rule 144 promulgated under the Securities Act, which provides for certain limited, routine sales of unregistered securities, is not presently available with respect to the Restricted Securities, and the Company is under no obligation to furnish the information that might be necessary to enable the undersigned to sell any of the Restricted Securities under Rule 144; and

            (e) Only the Company may file a registration statement with the SEC, and except as may be provided in any written agreement between the Company the
Holder: (i) the Company is under no obligation to do so with respect to the Restricted Securities; nor (ii) does the Company have any obligation to file any other disclosure statement with the SEC with respect thereto.

      3. Legend And Stop-Transfer Orders. The undersigned understands that, if required by applicable federal securities laws at the date of issuance of the Restricted Securities, certificates or other instruments representing any of the Restricted Securities acquired by the undersigned will bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws, or by any contractual agreement binding upon the undersigned with respect to the Restricted Securities:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      The undersigned agrees that, to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notation to the same effect in the Company's records.

      4. Representations And Warranties. The undersigned represents and warrants that:

            (a) The undersigned has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the undersigned considers important to making the decision to invest in the Restricted Securities. The undersigned has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

            (b) The undersigned recognizes that the investment in the Restricted Securities involves special and substantial risks. The undersigned recognizes
(i) the highly speculative nature of the investment, (ii) the financial hazards involved, (iii) the lack of liquidity of the Restricted Securities and the restrictions upon transferability thereof, (iv) the qualifications and backgrounds of the principals of the Company, and (v) the tax consequences of investment in Restricted Securities, among other matters.

            (c) The undersigned is capable of evaluating the merits and risks of an investment in the Restricted Securities and is financially capable of bearing a total loss of this investment.

            (d) The undersigned either (i) has a preexisting personal or business relationship with the Company or its principals or (ii) by reason of the undersigned's business or financial experience, has the capacity to protect the undersigned's own interests in connection with this transaction.

            (e) The offer and sale of the Restricted Securities was not accomplished by the publication of any advertisement.

            (f) Neither the Company nor its attorneys or other advisors or representatives have made any representations or warranties to the undersigned with respect to the income or other tax consequences of an investment in the Restricted Securities, and the undersigned is in no manner relying on the Company or its attorneys or other advisors or representatives for an assessment of such tax consequences.

            (g) The undersigned's address is: __________________________________

                                              __________________________________

                                              __________________________________

            (h) NET EXERCISE ELECTION: If applicable, the undersigned elects to purchase the Restricted Securities by Net Exercise (as defined in the Option), by initialing in the following space (please initial only if Net Exercise
chosen): _____________________________.       _________________________________.

PRINTED NAME IF INDIVIDUAL :                      PRINTED NAME IF CORPORATION,
PARTNERSHIP OR TRUST:

______________________________________      ____________________________________

______________________________________
                (Signature)             By: ____________________________________
Date signed: _________________________  Name: __________________________________
Address: _____________________________  Title: _________________________________
         _____________________________  Date signed: ___________________________
         _____________________________  Address: _______________________________
Social Security Number: ______________           _______________________________
                                                 _______________________________
                                        Taxpayer Identification Number:
                                        ________________________________________

                                    ANNEX II

                                 ASSIGNMENT FORM

                          ALGORX PHARMACEUTICALS, INC.
                              COMMON STOCK OPTION
                          ISSUED AS OF AUGUST 28, 2001

 (To assign the foregoing Option, execute this form and supply the required information)
        (Do not use this form to exercise the Option to purchase shares.)

FOR VALUE RECEIVED, the Option for Common Stock of ALGORX PHARMACEUTICALS, INC. initially issued as of August 28, 2001 (the "Option") and all rights evidenced thereby are hereby assigned by the Assigning Holder as shown below, to the Assignee as shown below:

Printed Name Of Assigning Holder:     __________________________________________

Assigning Holder's Signature*:        __________________________________________
                                      Title (as appropriate): __________________

Assigning Holder's Address:           __________________________________________

                                      __________________________________________

Printed Name of Assignee:             __________________________________________

Assignee's Signature*:                __________________________________________
                                      Title (as appropriate): __________________

Assignee's Address:                   __________________________________________

                                      __________________________________________

Date of Assignment:                   __________________________________________

CONSENT TO ASSIGNMENT

(MUST BE COMPLETED AND SIGNED IN ORDER FOR ASSIGNMENT TO BE VALID:

ALGORX PHARMACEUTICALS, INC.

By: __________________________________
Name: ________________________________
Title: _______________________________
Date signed: _________________________

________________________________________________________________________________
* The signature to this Assignment for the Assigning Holder must correspond with the name of such then-current Assigning Holder as it appears on the face of the assigned Option at the time of such proposed transfer, without any change. Officers of corporations and those acting in a fiduciary or other representative capacity for the Assigning Holder must file with AlgoRx, with this Assignment, proper evidence of authority to assign the Option.

                                   TERM SHEET

      This Term Sheet, executed by the parties effective as of June________, 2001 (the "Effective Date"), summarizes the terms proposed for a license to AlgoRx Pharmaceuticals, Inc. ("AlgoRx") from James N. Campbell, Richard A. Meyer and Marco Pappagallo (together, the "Inventors") with respect to certain intellectual property rights of the Inventors as described generally in this Term Sheet.

      1. License. The Inventors will license to AlgoRx under a binding License Agreement (the "License Agreement"), to be negotiated by the parties in good faith as quickly as possible after the Effective Date, generally having commercially customary terms for a license and as described below in this Term Sheet, on an exclusive, worldwide and perpetual basis in the Field of Use, as defined below, the right to make, have made, use, import, sell, and offer for sale, with the right to sublicense, licensed products and services practicing the art of U.S. Patent Application No. 09/041294 (U.S. Patent No. 5,962,532) together with all applications and patents, U.S. and foreign, claiming priority or benefit directly or indirectly there from, and any and all rights in related know-how and improvements as may now or hereafter be owned by the Inventors. Customary terms include, but are not limited to, insurance and indemnification, prosecution of infringers, defense of patent and confidentiality. In the License Agreement, the Inventors will undertake to (a) conduct any work they may perform after the date of the License Agreement towards the development of improvements concerning the technology to which rights were licensed to AlgoRx under the License Agreement, at their own expense or at AlgoRx's expense, so as to not give rise to any rights of third parties to, and the Inventors will not individually or collectively, after the Effective Date, grant rights to third parties to, such improvements, and (b) to the extent that any third party obtains any rights to such improvements, under binding agreements between such relevant third party with the relevant Inventor(s) in effect as of the Effective Date, or under applicable law as to any government rights, the Inventors will use their reasonable best efforts to obtain a license or other rights, either directly from such third party to AlgoRx, or through the Inventors, to permit AlgoRx to use such improvements under the License Agreement. AlgoRx recognizes the applicability of the Johns Hopkins University Invention Policy if the Inventors were to make use of Johns Hopkins University resources for research towards improvements to the technology licensed to AlgoRx pursuant to the License Agreement. Under the License Agreement, AlgoRx will agree to use its commercially reasonable efforts, based on the good faith judgment of AlgoRx's Board of Directors as being consistent with AlgoRx's overall business needs and goals, to develop and commercialize the technology to which rights were licensed to AlgoRx under the License Agreement, to provide regular reports to the Inventors in commercially reasonable detail with respect to such efforts, and to take action with respect to patents as set forth below under "Patent Support". Failure to do so will result in AlgoRx being in breach of the License Agreement.

      2. Field Of Use. Any human or non-human diagnostic, prophylactic or therapeutic use of the technology to which rights were licensed to AlgoRx under the License Agreement.

      3. Milestone Royalty Payments from AlgoRx to Inventors. Under the License Agreement, AlgoRx will pay the Inventors the following amounts in cash as a royalty; all payments to the Inventors are shown below in aggregate amount and do not represent individual payment amounts, and the amounts to be paid to each Inventor will be as determined by them and will be set forth in the License Agreement.

      - Upon execution and delivery by AlgoRx and the Inventors of the License Agreement: $50,000.00

      -     Upon issuance of European patent EP 0998288A: $25,000.00

      -     Upon issuance of Japanese patent: $25,000.00

      - Upon first administration to a subject, using technology under the License Agreement, in an FDA-approved clinical trial: $125,000.00

      - First subject administered drug, using technology under the License Agreement, in a Phase III trial: $200,000.00

      - Upon FDA approval for commercial use of the first product in the Field of Use using technology under the License Agreement:
            $350,000.00

            TOTAL CASH PAYMENTS: $775,000.00

      Additionally, upon execution and delivery by AlgoRx and the Inventors of the License Agreement, AlgoRx will reimburse the Inventors, in such individual amounts as the Inventors agree in writing among themselves as will be set forth in the License Agreement, (i) for actual costs incurred between the Effective Date and the execution of the License Agreement, and (ii) up to a maximum, for all such amounts in the aggregate, among all of the Inventors so reimbursed, of $45,000.00, for documented legal fees, filing fees, and costs incurred up to the Effective Date by the Inventors, related to the filing, prosecution, and maintenance of U.S. Patent No. 5,962,932 and foreign counterparts thereof.

            4. Running Royalties. The License Agreement will provide that, in addition to the royalty payments set forth in Section 3 above, AlgoRx will pay the Inventors, as an aggregate among all of the Inventors, in such individual amounts as the Inventors will agree among themselves and as will be set forth in the License Agreement, on a quarterly basis in arrears, an amount, as a royalty, equal to 1.5% of net sales, by AlgoRx and its sublicensees, in the U.S. and in each country where the product/treatment sold by AlgoRx and/or its sublicensees is covered by a valid claim of a patent licensed to AlgoRx under the License Agreement. For purposes of the License

Agreement, "net sales" will mean revenue from sales of any licensed product(s), net of the following deductions when applicable and separately invoiced: cash, trade, or quantity discounts; sales, use, tariff, import/export duties or other excise taxes (but not income or franchise taxes) imposed upon particular sales; transportation charges; and rebates, allowances or credits to customers because of rejections, recalls or returns.

      5. Equity Grants. In consideration of the execution and delivery by the Inventors of the License Agreement, AlgoRx will grant to the inventors upon the execution and delivery by the parties of the License Agreement, non-qualified stock options to purchase up to a total, among all the Inventors, of 216,666 shares of Common Stock of AlgoRx; the number of shares for which such options are granted as to each Inventor will be as determined by the Inventors and will be set forth in the License Agreement. Such options will vest (become exercisable) upon achievement of milestones as specified below; the share numbers shown below are aggregate numbers as to all Inventors together:

      - Upon execution and delivery by AlgoRx and the Inventors of the License Agreement 30,000 shares.

      - Upon first administration to a subject, using technology under the License Agreement, in an FDA-approved clinical trial: 72,222 shares.

      - First subject-administered drug, using technology under the License Agreement, in a Phase III trial: 72,222 shares.

      - Upon FDA approval for commercial use of the first product in the Field of Use using technology under the License Agreement: 72,222 shares.

            TOTAL SHARES OF COMMON STOCK UNDER SUCH OPTIONS: 216,666 SHARES

      The exercise price for the shares purchasable under each such option will be $1.00, payable in cash. Such options will not terminate upon cessation of service upon Scientific Advisory Board, or cessation of any other relationship with AlgoRx other than the License Agreement, of the relevant Inventor, and such options will after any such cessation continue to be exercisable according to the achievement by AlgoRx of such relevant milestones. The options will accelerate and become fully exercisable upon (a) a change of control (as defined below) of AlgoRx or (b) an assignment or transfer of the License Agreement by AlgoRx to a person or entity which is not an affiliate of AlgoRx. Once the options become so fully exercisable, the Inventors will have 90 days to exercise their options.

      For purposes of such option acceleration, "change of control" will mean either (a) a merger or consolidation in which AlgoRx is not the surviving entity (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of AlgoRx in a different jurisdiction, and other than any other transaction in which there is no material change in the identity of the shareholders of AlgoRx or their relative shareholdings in

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AlgoRx and in each such case such options are assumed, converted or replaced by the successor or acquiring corporation), or (b) a merger in which AlgoRx is the surviving entity but after which the shareholders of AlgoRx immediately prior to such merger (excluding any entity shareholder of AlgoRx which merges with AlgoRx in such merger, or which owns or controls another corporation or other entity which merges with AlgoRx in such merger) do not own, immediately after such merger, voting control of the surviving entity.

      6. Patent Support. Under, and following execution and delivery of, the License Agreement, AlgoRx will assume responsibility for, and will pay all expense for, the filing and prosecution, including without limitation maintenance and filing fees, of all patents licensed to AlgoRx under the License Agreement, and to prosecute alleged infringers of, and defend, such patents. Under the License Agreement, the Inventors will agree to assist AlgoRx in such patent activities.

      7. Termination of License Agreement. Under the License Agreement, AlgoRx will at its election be entitled to terminate the License Agreement upon at least 30 days' written notice to the Inventors, which notice will be effective no earlier than the first anniversary of the effective date of the License Agreement. The License Agreement will provide that upon any such termination AlgoRx will cease to have any rights to the technology licensed to AlgoRx under the License Agreement. Options granted by AlgoRx to the Inventors as described above in this Term Sheet that are vested at the time of any such termination will survive such termination, but will terminate and cease to be exercisable thereafter as to any options that are not exercisable at the time of such termination.

      8. Standstill. In consideration of the time and effort expected to be expended by AlgoRx in connection with due diligence and negotiation of the matters described in this Term Sheet, for a period of seventy-five (75) days (the "Standstill Period") after and commencing with the Effective Date of this Term Sheet, as shown at the end of this Term Sheet, provided that negotiations are then proceeding in good faith, the Inventors will not, individually or collectively, initiate or pursue negotiations with any other party with respect to the assignment or licensing of any rights to the technology described in this Term Sheet that would be subject to the proposed License Agreement.

      9. Access to Documents, Confidentiality. During the Standstill Period, the Inventors will allow AlgoRx access to all documentation necessary for AlgoRx to complete its due diligence investigation of the intellectual property of the Inventors that would be subject to the License Agreement. AlgoRx will use such due diligence information solely for purposes of evaluating the technology proposed to be licensed to AlgoRx under the License Agreement and with respect to the terms of the License Agreement, and to communicate such information only to those of AlgoRx's employees and advisers who need to know such information to assist in such review; subject to the foregoing, AlgoRx will hold all information obtained from such due diligence examination in confidence, and will execute such mutual nondisclosure agreement, in commercially customary form and with such commercially customary terms, as is requested in good faith by the Inventors.

      10. Non-Binding Nature Of Certain Provisions Of This Term Sheet; Final Agreements. Except for the provisions of Section 8 and Section 9 hereof, which are binding upon the parties, this Term Sheet is not binding in any way on either party or any third party, and is intended only as a summary of the parties' discussions to date to enable them to continue their negotiations with the intent of executing and delivering final binding written agreements as to the matters described in this Term Sheet. The parties further acknowledge that this Term Sheet does not contain all matters upon which agreement must be reached in order for the definitive agreements to be signed, and undertake to pursue negotiations in good faith towards the execution of definitive agreements. Execution of the final agreements will be subject to approval thereof by AlgoRx's Board of Directors, and to AlgoRx's satisfaction with the results of its due diligence inquiry into the Inventors' technology and intellectual property rights proposed to be licensed to AlgoRx under the License Agreement, including any rights of any third parties in such technology and intellectual property.

      11. General. This Term Sheet may not be amended except by a writing signed by all parties hereto, will be governed by the laws of the State of California, and may not be assigned without the prior written consent of all parties hereto.

       ALGORX                                     INVENTORS
PHARMACEUTICALS, INC.

By: /s/ Gordon Saul                       /s/ James N. Campbell
    ----------------------------------    ---------------------------------
    Name: Gordon Saul                     James N. Campbell
    Title: Chief Business Officer         Date signed: 6-20, 2001
    Date signed: June 18, 2001
                                          /s/ Richard A. Meyer
                                          ---------------------------------
                                          Richard A. Meyer
                                          Date signed: June 20, 2001

                                          /s/ Marco Pappagallo
                                          ---------------------------------
                                          Marco Pappagallo
                                          Date signed: June 19, 2001